VANGUARD(R)PRECIOUS METALS FUND

SEMIANNUAL REPORT * JULY 31, 2002

STOCK

[PICTURE OF SHIP]
THE VANGUARD GROUP(R)

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              7
Glossary of Investment Terms                              8
Performance Summary                                       9
Financial Statements                                     10
--------------------------------------------------------------------------------
Summary

* Vanguard Precious Metals Fund returned 0.2% during the first six months of its 2003 fiscal year.

* Your fund's performance was far behind that of the average gold-oriented mutual fund, but it was 18 percentage points above the poor return provided by the broad stock market.

* The fund was closed to all new investments on June 28 in response to a spike in cash flow. Remove white box when printing.
--------------------------------------------------------------------------------

LETTER  FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

VANGUARD(R) PRECIOUS METALS FUND earned a slightly positive return during the first half of its 2003 fiscal year. The fund's 0.2% gain was well short of the results of its average mutual fund peer but far better than the dismal return provided by the broad stock market.

The table below presents the total returns--capital change plus reinvested distributions--for your fund and its benchmarks. Per-share performance figures are shown on page 4.

----------------------------------------------------
TOTAL RETURNS                       SIX MONTHS ENDED
                                       JULY 31, 2002
----------------------------------------------------
Vanguard Precious Metals Fund                   0.2%
Average Gold-Oriented Fund*                    10.6
Salomon Smith Barney World Equity Gold Index    2.1
Wilshire 5000 Index                           -17.9
----------------------------------------------------
*Derived from data provided by Lipper Inc.


STOCK PRICES ERODED AS NEGATIVE NEWS MOUNTED

The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years before surging at the end of the period. The late rally, however, was not enough. The broad market, as measured by the Wilshire 5000 Total Market Index, posted a sharp decline of -17.9% for the half-year.

     The market's slump seemed to take on a life of its own, as investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of accounting problems and corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq.

     No market segment escaped the downdraft. As a group, even small-capitalization value stocks, which had previously flourished while the broader market declined from its March 2000 peak, posted a negative return for the six months. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value issues.

THE ECONOMY GREW IN FITS AND STARTS

The nation's real (inflation-adjusted) gross domestic product grew at an annual rate of 1.1% in the second quarter of 2002, according to an early estimate. This was a sharp slowdown from the first quarter's robust growth rate of 5.0%, although more than half of that quarter's growth was due to the slower depletion of inventories. (The 5.0% figure was revised from the earlier estimate of 6.1%. More surprising, however, was the Commerce Department's downward revision of GDP growth in 2001. With the first three quarters of 2001 now showing negative growth, last year's recession was longer and deeper than originally thought.) With inflation of little concern and the economy sluggish, the Federal Reserve Board kept the target for the federal funds rate-- the interest rate for overnight loans between banks--at its four-decade low of 1.75%.


--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2002
                                                   -----------------------------
                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                  -18.2%       -22.9%        0.7%
Russell 2000 Index (Small-caps)                  -18.2        -18.0         0.2
Wilshire 5000 Index (Entire market)              -17.9        -22.1         0.3
MSCI EAFE Index (International)                   -6.4        -16.9        -3.9
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                        4.2%         7.5%        7.3%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index                4.8          7.2         6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.3         4.6
================================================================================
Consumer Price Index                               1.7%         1.5%        2.3%
--------------------------------------------------------------------------------
*Annualized.


INVESTORS FLED TO THE QUALITY OF BONDS

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month return of 4.2%. But there was a distinct flight to quality in the period, with government and agency bonds posting the best returns as demand for these issues pushed their prices higher. A high default rate among corporate debt issues, notably those of several now-bankrupt telecommunications companies, caused investors to shun high-risk debt. The Lehman High Yield Index returned -9.6% for the six months as price declines more than offset higher yields.

     Prices of U.S. Treasury securities rose and yields fell. The 10-year note's yield fell 57 basis points (0.57 percentage point) during the six months to 4.46%. The decline was more dramatic for the 3-year Treasury note, whose yield fell 112 basis points to 3.01%. The yield of the 3-month Treasury bill, which lags the Fed's interest rate moves, fell 6 basis points to 1.69%.

MORE GOLD WAS BETTER, BUT YOUR FUND HAD LESS

As noted earlier, your fund's half-year return of 0.2% was well ahead of that of the broad stock market but considerably behind that of its average peer. Our shortfall to our mutual fund competitors was due to our broader diversification among precious metals stocks: In short, during the past six months, the more gold, the better. In fact, among mutual funds that specialize in gold-oriented shares, returns of more than 30% for the first six months of 2002 were not uncommon, according to fund-tracker Morningstar Inc.

     The slumping stock market, the slide in the value of the U.S. dollar, and the risks of terrorism and war combined to drive gold prices higher. The price of an ounce of gold rose from $282.30 on January 31 to $304.65 on July 31. In addition, consolidation in the gold-mining industry helped push up stock prices in the sector. Other metals also rose in value. The per-ounce price of platinum jumped about

18% during the period to $531.60, and silver climbed about 9% to $4.60. However, the price of palladium--a metal used to make pollution-control devices and electronic components--slipped nearly 14% during the half-year to $320.00 per ounce.

     Although your fund owns a significant stake in gold companies (Barrick Gold, AurionGold, Newmont Mining, Lihir Gold, and Meridian Gold are all among the fund's top ten holdings), some of its competitors offer more of a pure play on gold. By diversifying beyond gold stocks to include platinum companies and even a diamond-mining operation, Vanguard Precious Metals Fund limits the relative damage caused when gold investments sour, but it also limits the relative upside when gold is soaring.

--------------------------------------------------------------------------------
Although your fund owns a significant stake in gold companies, some of its competitors offer more of a pure play on gold.
--------------------------------------------------------------------------------

     See the Report from the Adviser on page 5 for more details on the precious metals market and on specific holdings.

     Despite the fund's flat return over the past six months, its performance over the past couple of years has been nothing short of remarkable. From March 31, 2000, to July 31, 2002--a period when the broad stock market endured a grueling bear market, shedding about 38% of its value--Vanguard Precious Metals Fund returned 47.9%.

     It's important to note that the risks involved in owning the Precious Metals Fund are significant. The fund's terrific results over the past two years were certainly welcome but should not be considered a harbinger of what's to come in the future. The fund concentrates on a very small segment of the stock market--and its investments are very concentrated within this segment. In fact, the fund owns just 26 securities, and its top ten holdings account for about 68% of the fund's assets. This means that all shareholders, but particularly those who are new to the fund, must prepare themselves for a potentially bumpy ride. To all of our shareholders, including those who have been with the fund through its many turbulent periods in the past, we'd like to express our appreciation for entrusting your money to Vanguard.

     As you may know, the fund's strong recent performance resulted in a rush of new investments, which, in turn, prompted the fund's board of trustees to close the fund to all new investments on June 28. The decision, which was made after careful consideration, was based solely on the desire to protect the interests of the fund's shareholders. The fund will remain closed indefinitely.


THE BENEFITS OF DIVERSIFICATION

We will always believe that the surest path to long-term investment success is through broad diversification, both among asset classes and within them. However, if you are willing to assume some additional risk, concentrating a small portion of your portfolio in a narrow segment of the stock market can be rewarding. Of course, one of the keys to selecting such a fund--or any fund, for that matter-- is to focus on the price you'll pay to own the fund. At 0.58% of average net assets ($5.80 per $1,000 in assets), our 2003 annualized expense ratio was less than one-third of the 2.06% ratio ($20.60 per $1,000 in assets) charged by our average mutual fund competitor. This makes Vanguard Precious Metals Fund a sensible choice for those seeking cost-efficient exposure to the gold and precious metals industries.


Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

AUGUST 15, 2002






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31-JULY 31, 2002

                                                                DISTRIBUTIONS
                                                                 PER SHARE
                                                       -------------------------
                                   STARTING        ENDING      INCOME    CAPITAL
                                SHARE PRICE   SHARE PRICE   DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Vanguard Precious Metals Fund         $9.31         $9.26       $0.07      $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Precious Metals Fund returned 0.2% during the six months ended July 31, 2002. The fund underperformed both its primary benchmark--the Salomon Smith Barney World Gold Index, which returned 2.1%--and its average competitor, which earned 10.6%.

     The Investment Environment The price of gold continued to rise during most of the period, as investors valued the metal's safe-haven status in light of falling equity markets and growing concerns about U.S. corporate governance. Gold stocks in general performed well, but small, speculative stocks in particular benefited, especially after a sharp price increase in early February. Gains were reduced, however, during the final two months of the period when investors took profits on gold stocks they deemed to be fully valued.

     The fund's relative underweighting in the smaller, more speculative end of the market--we preferred more defensive, blue-chip stocks--accounted for a significant proportion of our underperformance against the peer group. Our exposure to the Australian dollar and the South African rand, both of which weakened against the U.S. dollar, was also a negative factor. Our holding in Canadian gold mining company Placer Dome detracted from returns as well: The company, which recently made a bid to acquire AurionGold, saw its share price fall over investor concerns that its takeover offer was too high.

     We did have some successes, however, in our gold stock-picking during the six months. Strong gains were seen in the mid-capitalization areas of the market, and we captured those gains through our holdings in Meridian Gold.
Another positive contributor was our large stake in Newmont Mining, which performed admirably following the company's three-way merger with Normandy Mining and Franco-Nevada.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize precious metals stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.
--------------------------------------------------------------------------------

     The price of platinum rose--continuing its long-term trend of outperforming the price of gold--and now stands close to its all-time high. Despite this strength, our holdings in platinum stocks with interests in South Africa, such as Impala Platinum, Anglo American Platinum, and Lonmin, all of which have contributed positively to performance over the longer term, came under considerable pressure. Some of this pressure was caused by a leaked paper that suggested that the South African government may adopt legislation that could pave the way for the government to redistribute shares in South African mining companies to black-empowerment groups. The share prices of these stocks fell because investors feared that the redistribution would dilute the value of the existing shares. Despite this short-term setback, we are positive on the outlook for the price of platinum, and we continue to closely monitor events in the region.

THE FUND'S POSITIONING

The portfolio's activity was relatively low during the period. Having increased our exposure to pure gold stocks in 2001--a decision that proved beneficial during much of the year and well into 2002--we refocused our attention on more widely diversified resource companies. In this vein, we purchased Inco, a Canadian nickel and platinum mining company, at attractive levels. We also bought shares of Compania de Minas Buenaventura, a Peruvian mining company, whose fortunes are closely tied to gold prices. High valuations of many gold-related companies prompted us to reduce our holdings in more speculative issues; we scaled back our positions in volatile gold stocks Crown Resources and Star Mining when liquidity allowed.

OUR OUTLOOK

In June, the fund was closed to new investments because cash flow surged as valuations of gold stocks were beginning to look stretched. In the short term, the closing proved beneficial as prices adjusted in the final month of the period. Going forward, we remain confident about the outlook for gold and for companies that benefit from a rise in the price of gold. We believe that geopolitical uncertainty surrounding developments in the Middle East, the effects of accounting issues in the United States, and ongoing market uncertainty will continue to provide a strong basis for the current level of investor interest in gold.

GRAHAM E. FRENCH, PORTFOLIO MANAGER M&G Investment
Management Ltd.

August 13, 2002

FUND PROFILE                                                 AS OF JULY 31, 2002
 FOR PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 8.

---------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                 WILSHIRE
                                       FUND          5000
---------------------------------------------------------
Number of Stocks                         26         5,808
Median Market Cap                     $3.1B        $27.0B
Price/Earnings Ratio                  90.3x         24.6x
Price/Book Ratio                       1.9x          2.7x
Return on Equity                       5.3%         21.6%
Earnings Growth Rate                  33.3%          9.8%
Foreign Holdings                      76.9%          0.3%
Turnover Rate                          45%*            --
Expense Ratio                        0.58%*            --
---------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Barrick Gold Corp.                       10.7%
Newmont Mining Corp.                     10.5
AurionGold Ltd.                           9.0
Lihir Gold Ltd.                           7.1
Impala Platinum Holdings Ltd. ADR         7.0
AngloGold Ltd. ADR                        5.2
Inco Ltd.                                 5.1
Meridian Gold Co.                         4.6
Rio Tinto Ltd.                            4.4
Anglo American Platinum Corp. ADR         4.0
----------------------------------------------
Top Ten                                  67.6%
----------------------------------------------

---------------------------------------------------------
VOLATILITY MEASURES
                                                 WILSHIRE
                                     FUND            5000
---------------------------------------------------------
R-Squared                            0.07            1.00
Beta                                 0.53            1.00
---------------------------------------------------------


-------------------------------------------------
COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)

Canada                                      27.9%
Australia                                   22.4
South Africa                                16.1
United States                               12.5
Peru                                         3.7
Ghana                                        3.5
United Kingdom                               3.3
-------------------------------------------------
Subtotal                                    89.4%
-------------------------------------------------
Bullion                                      0.2%
Cash Investments                            10.4
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------
*Annualized.
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1992-JULY 31, 2002

                                 SALOMON SMITH
               PRECIOUS           BARNEY WORLD
            METALS FUND            GOLD INDEX*

1993              -20.6                  -23.3
1994               89.2                  121.5
1995              -19.2                  -21.1
1996               33.2                   34.7
1997              -20.5                  -14.9
1998              -29.8                  -31.2
1999              -11.1                  -19.4
2000               17.5                   14.2
2001                0.7                    0.5
2002               30.1                   29.4
2003**              0.2                    2.1
--------------------------------------------------------------------------------
* MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World Gold Index thereafter.
**Six months ended July 31, 2002.
Note: See Financial Highlights table on page 14 for dividend information.

-------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            TEN YEARS
                                    ONE      FIVE  -----------------------------
                   INCEPTION DATE  YEAR     YEARS    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Precious Metals Fund*   5/23/1984 41.48%     4.76%      2.17%    2.31%     4.48%
--------------------------------------------------------------------------------
* Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FINANCIAL STATEMENTS
    JULY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRECIOUS METALS FUND                        SHARES                         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.4%)
--------------------------------------------------------------------------------
Australia (22.4%)
  AurionGold Ltd.                       25,248,941             $          42,051
* Lihir Gold Ltd.                       53,000,000                        33,173
  Rio Tinto Ltd.                         1,141,000                        20,543
  Newcrest Mining Ltd.                   1,800,000                         6,074
* Tanami Gold NL                        10,100,000                         1,182
* Aurora Gold Ltd.                       9,950,000                           894
  Bougainville Copper Ltd.               2,000,000                           185
* Cape Tel Ltd. Newco Shares                12,723                            --
                                                               -----------------
                                                               $         104,102
                                                               -----------------
CANADA (27.9%)
  Barrick Gold Corp.                     3,218,500                        49,631
* Inco Ltd.                              1,400,000                        23,842
* Meridian Gold Co.                      1,504,500                        21,259
* Aber Diamond Corp.                     1,175,000                        18,171
  Placer Dome Inc.                       1,750,000                        14,769
  Agnico-Eagle Mines Ltd.                  200,000                         2,296
* Geomaque Explorations Ltd.             2,174,000                           123
* Princess Resources Ltd.                6,000,000                            --
                                                               -----------------
                                                               $         130,091
                                                               -----------------
GHANA (3.5%)
* Ashanti Goldfields Co., Ltd. GDR       3,934,266                        16,524
                                                               -----------------
PERU (3.7%)
  Compania de Minas Buenaventura
    SAA ADR                                825,000                        16,995
                                                               -----------------
SOUTH AFRICA (16.1%)
  Impala Platinum
    Holdings Ltd. ADR                      775,000                        32,430
  AngloGold Ltd. ADR                     1,150,000                        24,150
  Anglo American
  Platinum Corp. ADR                       600,000                        18,406
                                                               -----------------
                                                               $          74,986
                                                               -----------------
UNITED KINGDOM (3.3%)
  Lonmin PLC                             1,216,480                        15,203

UNITED STATES (12.5%)
  Newmont Mining Corp.
    Holding Co.                          1,250,000                        30,500
  Newmont Mining Corp.
    Holding Co. CDI                      7,570,000                        18,458
  Royal Gold, Inc.                         450,000                         5,193
  Freeport-McMoRan Copper & Gold, Inc.
    Gold Denomination Shares Pfd.          143,700                         3,913
* Crown Resources Corp.                     80,000                            40
* Atlas Minerals Inc.                       33,333                             7
                                                               -----------------
                                                               $          58,111
                                                               -----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $428,882)                            $         416,012
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
PRECIOUS METALS (0.2%)
--------------------------------------------------------------------------------
* Platinum Bullion (2,009 Ounces)                              $           1,063
--------------------------------------------------------------------------------
TOTAL PRECIOUS METALS (Cost $1,213)                                        1,063
--------------------------------------------------------------------------------
                                              FACE
                                            AMOUNT
                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (27.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 8/1/2002--Note G               $   75,805                        75,805
  1.84%, 8/1/2002                           51,326                        51,326
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $127,131)                         127,131
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (116.9%) (Cost $557,226)                               544,206
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       2,583
Security Lending Collateral
  Payable to Brokers--Note G                                            (75,805)
Other Liabilities                                                        (5,438)
                                                               -----------------
                                                               $        (78,660)
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 50,278,974 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                    $         465,546
================================================================================
NET ASSET VALUE PER SHARE                                      $            9.26
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
CDI--CHESS Depository Interest.
GDR--Global Depositary Receipt.


--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $     567,060      $     11.28
Undistributed Net
  Investment Income--Note E                               2,651              .05
Accumulated Net Realized
  Losses--Note E                                       (91,147)           (1.81)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                (13,020)            (.26)
  Foreign Currencies                                          2               --
--------------------------------------------------------------------------------
NET ASSETS                                        $     465,546      $      9.26
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            PRECIOUS METALS FUND
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                   $           6,293
  Interest                                                                   231
  Security Lending                                                           170
--------------------------------------------------------------------------------
    Total Income                                               $           6,694
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           513
  The Vanguard Group--Note C
    Management and Administrative                                            958
    Marketing and Distribution                                                28
  Custodian Fees                                                              38
  Auditing Fees                                                                6
  Shareholders' Reports                                                       16
--------------------------------------------------------------------------------
    Total Expenses                                             $           1,559
    Expenses Paid Indirectly--Note D (1)
--------------------------------------------------------------------------------
    Net Expenses                                               $           1,558
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $           5,136
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                   $          36,391
  Foreign Currencies                                                        (53)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       $          36,338
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (58,006)
  Foreign Currencies                                                           3
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (58,003)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $        (16,529)
================================================================================
*Dividends are net of foreign withholding taxes of $92,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      PRECIOUS METALS FUND
                                             -----------------------------------
                                              SIX MONTHS                    YEAR
                                                   ENDED                   ENDED
                                           JULY 31, 2002           JAN. 31, 2002
                                                   (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $    5,136       $          11,504
  Realized Net Gain (Loss)                        36,338                     878
  Change in Unrealized Appreciation
    (Depreciation)                              (58,003)                  80,108
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations            (16,529)                  92,490
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (3,239)                (16,266)
  Realized Capital Gain                               --                      --
--------------------------------------------------------------------------------
    Total Distributions                          (3,239)                (16,266)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                         233,321                 103,246
  Issued in Lieu of Cash Distributions             2,996                  15,025
  Redeemed*                                    (161,498)                (91,406)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                           74,819                  26,865
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       55,051                 103,089
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                            410,495                 307,406
--------------------------------------------------------------------------------
  End of Period                               $  465,546       $         410,495
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                          20,691                  12,580
  Issued in Lieu of Cash Distributions               307                   1,870
  Redeemed                                      (14,822)                (11,275)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding                             6,176                   3,175
================================================================================
*Net of redemption fees of $787,000 and $205,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


PRECIOUS METALS FUND
------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                                                    YEAR ENDED JANUARY 31,
                                        SIX MONTHS ENDED ---------------------------------------------------------
THROUGHOUT EACH PERIOD                     JULY 31, 2002       2002         2001       2000       1999        1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $9.31     $7.51         $7.67      $6.61      $7.53      $10.94
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .12        .28          .22        .11        .10         .14
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (.10)       1.91        (.18)       1.05      (.93)      (3.42)
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations               .02    2.19    .04   1.16  (.83)   (3.28)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.07)      (.39)        (.20)      (.10)      (.09)       (.13)
  Distributions from Realized Capital Gains           --         --           --         --         --          --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                            (.07)      (.39)        (.20)      (.10)      (.09)       (.13)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $9.26      $9.31        $7.51      $7.67      $6.61      $ 7.53
==================================================================================================================

TOTAL RETURN*                                      0.18%     30.05%        0.67%     17.49%    -11.06%     -29.85%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $466       $410         $307       $341       $310        $327
  Ratio of Total Expenses to
    Average Net Assets                           0.58%**      0.63%        0.65%      0.77%      0.77%       0.62%
  Ratio of Net Investment Income to
    Average Net Assets                           1.90%**      3.45%        2.94%      1.42%      1.33%       1.41%
  Portfolio Turnover Rate                          45%**        52%          17%        28%        23%         26%
==================================================================================================================
* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.


B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the investment advisory fee represented an effective annual rate of 0.19% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the fund had contributed capital of $113,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.11% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

E. During the six months ended July 31, 2002, the fund purchased $150,861,000 of investment securities and sold $111,335,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2002, the fund realized net foreign currency losses of $53,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended July 31, 2002, the fund realized gains on the sale of passive foreign investment companies of $4,262,000, which were included in current and prior years' distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at July 31, 2002, was $3,757,000. (See Note F.)

     During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. During the six months ended July 31, 2002, the fund realized gains on the sale of these securities of $1,494,000, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized depreciation. (See Note F.)

     For tax purposes, at January 31, 2002, the fund had available a capital loss carryforward of $79,127,000 to offset future net capital gains of $64,644,000 through January 31, 2007, $13,355,000 through January 31, 2008, and
$1,128,000 through January 31, 2010.

F. At July 31, 2002, net unrealized depreciation of investment securities for federal income tax purposes was $61,289,000, consisting of unrealized gains of $30,086,000 on securities that had risen in value since their purchase and $91,375,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes. (See Note E.)

     The fund had net unrealized foreign currency gains of $2,000 resulting from the translation of other assets and liabilities at July 31, 2002.

G. The market value of securities on loan to broker/dealers at July 31, 2002, was $72,873,000, for which the fund held cash collateral of $75,805,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q532 092002

VANGUARD(R)ENERGY FUND

SEMIANNUAL REPORT * JULY 31, 2002

STOCK

[PICTURE OF SHIP]
THE VANGUARD GROUP(R)

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                              9
Performance Summary                                      10
Financial Statements                                     11
Advantages of Vanguard.com                               20
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Energy Fund returned -1.6%, a negative result but one that was better than the returns of the fund's average competitor and its unmanaged index benchmark.

* The U.S. stock market was extremely volatile during the period, dropping to levels not seen in five years.

* The fund demonstrated its value during the half-year as a modest hedge against general stock market weakness.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Although energy prices rose, the prices of energy stocks generally fell during the six months ended July 31, 2002, as global unrest dictated the market's direction. VANGUARD(R) ENERGY FUND returned -1.6%. This slightly negative result was better than the returns of the fund's average competitor and its unmanaged index benchmark, as shown in the table below. Your fund's return also surpassed that of the hard-hit U.S. stock market.

     The per-share components of the returns for both the Investor and Admiral(TM) share classes appear on page 4.


------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                   JULY 31, 2002
------------------------------------------------
VANGUARD ENERGY FUND
  Investor Shares                          -1.6%
  Admiral Shares                           -1.6
Average Natural Resources Fund*            -6.2
S&P Energy Sector Index                    -7.3
Wilshire 5000 Index                       -17.9
------------------------------------------------
*Derived from data provided by Lipper Inc.


STOCK PRICES DECLINED AS NEGATIVE NEWS MOUNTED

The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years. The broad market, as measured by the Wilshire 5000 Total Market Index, posted a sharp decline of -17.9% for the half-year.

     The market's slump seemed to take on a life of its own, as investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq.

     No market segment escaped the downdraft. Even small-capitalization value stocks, which had previously flourished, declined. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value stocks. As a group, developed international markets fared better than the U.S. market, but they also failed to record a positive total return in the period.

--------------------------------------------------------------------------------
ADMIRAL SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------


THE ECONOMY GREW IN FITS AND STARTS

The nation's real (inflation-adjusted) gross domestic product grew at an annual rate of 1.1% in the second quarter of 2002, according to an early estimate. This was a sharp slowdown from the first quarter's robust growth rate of 5.0%. (The 5.0% figure was revised from the earlier estimate of 6.1%. More surprising, however, was the Commerce Department's downward revision of

GDP growth in 2001. With the first three quarters of 2001 now showing negative growth, last year's recession was longer and deeper than originally thought.)

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2002
                                                --------------------------------
                                                   SIX          ONE         FIVE
STOCK                                           MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                 -18.2%       -22.9%         0.7%
Russell 2000 Index (Small-caps)                 -18.2        -18.0          0.2
Wilshire 5000 Index (Entire market)             -17.9        -22.1          0.3
MSCI EAFE Index (International)                  -6.4        -16.9         -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       4.2%         7.5%         7.3%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index               4.8          7.2          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        0.9          2.3          4.6
================================================================================
CPI
Consumer Price Index                              1.7%         1.5%         2.3%
--------------------------------------------------------------------------------
*Annualized.


     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept the target for the federal funds rate--the interest rate for overnight loans between banks--at its four-decade low of 1.75%.

BOND INVESTORS FLED TO QUALITY

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month return of 4.2%. But there was a distinct flight to quality in the period, with government and agency bonds posting the best returns as demand for these issues pushed their prices higher. A high default rate among corporate debt issues, notably those of several now-bankrupt telecommunications companies, caused investors to shun high-risk debt. The Lehman High Yield Index returned -9.6% for the six months, as price declines more than offset higher yields.

     Prices of U.S. Treasury securities rose and yields fell. The 10-year note's yield fell 57 basis points (0.57 percentage point) during the six months to 4.46%. The decline was more dramatic for shorter-maturity issues: The 3-year note's yield fell 112 basis points to 3.01%. The yield of the 3-month Treasury bill, which lags a bit behind the Fed's interest rate moves, fell 6 basis points to 1.69%.

NEW CHALLENGES FOR YOUR FUND, BUT A SIMILAR HALF-YEAR RESULT

As the half-year began, low energy prices weighed on energy stocks, a situation that had depressed the sector's returns during the previous six months. But energy prices rebounded sharply, with oil prices reaching $27 a barrel during the six months ended July 31--a gain of 39%--and natural gas prices rising by a similar magnitude.

     Just as energy prices bounced back, however, geopolitical tensions simmered to a boil. Infighting among members of the Organization of Petroleum Exporting Countries and Russia, as well as the possibility of a U.S. confrontation with Iraq, tainted the energy market's health with the prospect of near-term disruption. In this unsettled environment, Vanguard Energy Fund returned -1.6%, not much different from its -1.5% return for the previous six months.

     In both periods, your fund's relative performance was strong. During the past six months, Vanguard Energy Fund outperformed its average competitor by 4.6 percentage points and the Standard & Poor's Energy Sector Index by 5.7 percentage points. Your fund's relative strength was a function of its broad diversification within the narrow energy sector. The fund has one-third of its assets in high-risk oil-services and exploration firms, but it balances this aggressive position with a heavy weighting in the integrated-oil giants. Some rival funds tend to place a heavier emphasis on one group or the other.

     Exploration and production stocks do well when energy prices rally, as they did during the past six months. The integrated-oil giants, by contrast, are better positioned to ride out a slump in fossil-fuel prices. Their diverse mix of production, refining, and retailing businesses allows these companies to offset weakness in energy prices with higher profits on the refining side, which benefits from lower raw-materials costs.

     We enhance the long-term benefits of this diversified approach by keeping your investment costs low. Your fund's expense ratio is 0.42% (0.35% for Admiral Shares), about one-fourth of the charge levied by the average natural resources fund. When the market's spoils are divided between fund investor and fund manager, low costs are the investor's ally.

--------------------------------------------------------------------------------
Your fund's relative strength was a function of its broad diversification within the narrow energy sector.
--------------------------------------------------------------------------------

     A final note about Vanguard Energy Fund: Since your fund's 1984 inception, Ernst H. von Metzsch, a senior vice-president at Wellington Management Company, has overseen the portfolio with dedication and skill. Mr. von Metzsch will retire at year-end. His longtime Wellington colleague, Karl E. Bandtel, will assume responsibility for the fund. We foresee no change in the fund's investment practices.

     We thank Mr. von Metzsch for his nearly 20 years of distinguished service to our fund's shareholders.

DIVERSIFY, THEN DIVERSIFY AGAIN

The past six months represented the most challenging leg, thus far, of the 28-month-old bear market in stocks. Energy stocks lost value, but their decline was less severe than that of the broad market. Your fund did better still. During the half-year, Vanguard Energy Fund demonstrated its value as a component of a well-diversified stock portfolio by offering a modest hedge against general stock market weakness.

     You get more significant diversification benefits, of course, by balancing your stock fund investments with allocations to bond and money market funds in proportions suited to your goals, risk tolerance, and financial circumstances. We recommend this balanced investment approach in any market, bear or bull. It provides some safety in the tough markets we've experienced lately, and offers the opportunity for growth when stock prices inevitably recover.

     We thank you for entrusting your hard-earned money to us.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 14, 2002



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002

                                                             DISTRIBUTIONS
                                                               PER SHARE
                                                      --------------------------
                             STARTING          ENDING        INCOME      CAPITAL
                          SHARE PRICE     SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Vanguard Energy Fund
  Investor Shares              $24.76          $24.10        $0.000       $0.301
  Admiral Shares                46.48           45.26         0.000        0.565
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

VANGUARD ENERGY FUND declined -1.6% in value during the six months ended July 31, 2002. The average natural resources fund declined -6.2% in the period, and the S&P 500 Index declined -18.7%.

THE INVESTMENT ENVIRONMENT

Starting in late January, the price of oil gradually rose from the $20-per-barrel range to around $27 at the end of July. The Organization of Petroleum Exporting Countries (OPEC) maintained production discipline during a period of weak demand resulting from an unusually mild winter in the Northern Hemisphere. Economic activity was subdued, except for a growth spurt in the United States in the first quarter of 2002. However, an interruption in oil exports from Iraq and a perception among buyers that the United States and Iraq might go to war helped drive oil prices higher.

     But higher prices may not persist. Excess productive capacity in OPEC is now several million barrels per day. Production outside the cartel is increasing, and unless growth in oil demand picks up after a few years of slow growth, the price of oil could well come down in 2003. The price of natural gas moved from about $2.50 per thousand cubic feet in February to just below $4 in early May and back to $2.70 at the end of July. The high level of drilling in 2001 has done little to increase supply. Gas in storage is ample, as last winter was quite moderate, and industrial demand is low. U.S. production is declining in 2002 and is likely to do so in future years as well. Furthermore, since additional supplies from Canada are limited, as are those of liquefied natural gas, a tighter natural gas market will reemerge.

OUR SUCCESSES

Integrated-oil companies, oil and gas producers, mid-capitalization oil services companies, and onshore drilling companies had the most modest declines during the difficult market environment in the six-month period. We have large exposure in all these sectors. Among our better performers were the refining company Sunoco and the European integrated-oil companies BP and ENI. We also benefited from having limited exposure to natural gas transmission companies with large trading operations.

OUR SHORTFALLS

Our  shortfalls  were  mainly  in  the  oil-services   sector,  where  large-cap
companies, such as

Schlumberger and GlobalSantaFe, declined as their earnings prospects dimmed. One of our worst-performing holdings during the six months was the Brazilian oil giant Petrol Brasil, which declined because of fears of a financial crisis in Brazil.

THE FUND'S POSITIONING

The fund is positioned to participate in the improving outlook for natural gas that we expect to unfold next year. At the same time, the portfolio is somewhat defensive with respect to our more cautious expectations for oil. We continue to invest with low turnover and a sizable (about 40%) exposure to non-U.S. companies, with diversification across the important segments of the industry.

     This is my last report to you, as I will withdraw from Wellington Management Company at year-end 2002. I have worked since the early 1990s with Karl Bandtel, who will take over as manager and who already has had a very positive impact on the fund's results during the last ten years. In 1984, Vanguard Energy Fund began operations in a tough environment, just a year and a half before the oil-price collapse of 1986. This made it difficult to provide good returns in the early years, but I am pleased that our returns are now ahead of the S&P 500 Index on a one-, five-, and ten-year basis. Furthermore, as past results have shown, the fund's returns tend not to correlate with the general market in the short run, which makes the portfolio an attractive diversifier.

     The energy sector will need to invest large amounts of money in the next ten years to meet growing demand, while making up for declines in production at older oil and gas fields. The industry will be able to attract investment funds only if it provides good returns to shareholders; therefore, these dynamics suggest that the energy sector should continue to be a desirable investment.

     Many thanks for your support over the years.


ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

August 15, 2002

(A table showing significant changes in the fund's holdings is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                              FISCAL PERIOD ENDED JULY 31, 2002

ADDITIONS                            COMMENTS
--------------------------------------------------------------------------------
Burlington Resources                 Company has valuable natural  gas assets in
                                     the United States and Canada.
--------------------------------------------------------------------------------
Phillips Petroleum                   Successful acquirer of  assets,  with  good
                                     growth prospects.
--------------------------------------------------------------------------------
Shell Canada                         Has  above-average   growth   prospects  in
                                     oil-sands projects.
--------------------------------------------------------------------------------
Sunoco                               Attractively priced  refiner  with earnings
                                     recovery ahead.
================================================================================
REDUCTIONS

Noble                                Drilling company hit  $40  per  share price
                                     target in spring.
--------------------------------------------------------------------------------
Weatherford International            Oil-services company reached $48 per share
                                     price target.
================================================================================


                                                                     SEE PAGE 11
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                 AS OF JULY 31, 2002
  FOR ENERGY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 9.

--------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                          WILSHIRE
                                 FUND         5000
--------------------------------------------------
Number of Stocks                   52        5,808
Median Market Cap               $8.0B       $27.0B
Price/Earnings Ratio            27.9x        24.6x
Price/Book Ratio                 1.9x         2.7x
Yield 1.6%
  Investor Shares                1.9%
  Admiral Shares                 2.0%
Return on Equity                15.4%        21.6%
Earnings Growth Rate            11.8%         9.8%
Foreign Holdings                39.0%         0.3%
Turnover Rate                    29%*           --
Expense Ratio                                   --
  Investor Shares              0.42%*
  Admiral Shares               0.35%*
Cash Investments                 2.7%           --
--------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Sunoco, Inc.                            5.0%
BP PLC ADR                              4.3
ChevronTexaco Corp.                     3.9
Phillips Petroleum Co.                  3.8
ExxonMobil Corp.                        3.8
EnCana Corp.                            3.6
Suncor Energy, Inc.                     3.5
Norsk Hydro AS ADR                      3.2
Equitable Resources, Inc.               3.1
TotalFinaElf SA ADR                     3.0
--------------------------------------------
Top Ten                                37.2%
--------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP           Medium
STYLE                 Value
---------------------------

--------------------------------------------------
VOLATILITY MEASURES
                                          WILSHIRE
                           FUND               5000
--------------------------------------------------
R-Squared                  0.17               1.00
Beta                       0.55               1.00
--------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

Energy Miscellaneous                           7.5%
International                                 39.0
Machinery--Oil Well Equipment & Services      16.2
Materials & Processing                         1.9
Offshore Drilling                              2.9
Oil--Crude Producers                           9.3
Oil--Integrated Domestic                      11.1
Oil--Integrated International                  8.6
Utilities--Gas Pipelines                       3.5
---------------------------------------------------
*Annualized.
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1992-JULY 31, 2002

                    ENERGY FUND          S&P ENERGY
                INVESTOR SHARES        SECTOR INDEX

1993                       13.0                 9.8
1994                       27.3                18.4
1995                       -9.1                 1.1
1996                       28.7                28.1
1997                       40.3                32.3
1998                        3.8                12.8
1999                      -21.2                -1.3
2000                       25.8                26.0
2001                       35.1                17.8
2002                       -0.6                -9.3
2003**                     -1.6                -7.3
--------------------------------------------------------------------------------
*Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                            ONE    FIVE ------------------------
                         INCEPTION DATE    YEAR   YEARS  CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
Energy Fund Investor Shares*  5/23/1984   6.98%   8.02%   11.31%    1.83% 13.14%
Admiral Shares*              11/12/2001  8.86**      --       --       --     --
--------------------------------------------------------------------------------
* For the Energy Fund Investor Shares, total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. The Energy Fund Admiral Shares' return of 8.86% is reflective of this fee.
**Return since inception.

FINANCIAL STATEMENTS
  JULY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ENERGY FUND                                     SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
--------------------------------------------------------------------------------
UNITED STATES (59.3%)
--------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (7.3%)
  Sunoco, Inc.                               1,900,000      $             67,526
  Valero Energy Corp.                          927,100                    31,577
                                                            --------------------
                                                            $             99,103
                                                            --------------------

MACHINERY--OIL WELL EQUIPMENT & Services (15.7%)
  Schlumberger Ltd.                            800,000                    34,336
  Halliburton Co.                            2,500,000                    33,000
* Noble Corp.                                  749,000                    24,268
  Baker Hughes, Inc.                           879,300                    23,565
* Cooper Cameron Corp.                         506,200                    21,762
  Rowan Cos., Inc.                           1,097,100                    21,470
* Nabors Industries, Inc.                      691,100                    21,092
* Smith International, Inc.                    435,200                    13,757
* Weatherford International Ltd.               319,800                    12,971
* BJ Services Co.                              244,000                     7,781
                                                            --------------------
                                                            $            214,002
                                                            --------------------
MATERIALS & Processing (1.9%)
  Ashland, Inc.                                700,000      $             24,969
                                                            --------------------

OFFSHORE DRILLING (2.8%)
  ENSCO International, Inc.                    656,800                    16,978
  GlobalSantaFe Corp.                          700,000                    15,778
  Transocean Inc.                              210,700                     5,373
                                                            --------------------
                                                            $             38,129
                                                            --------------------
OIL--CRUDE PRODUCERS (9.0%)
  Burlington Resources, Inc.                 1,102,800                    40,307
  EOG Resources, Inc.                          900,000                    30,861
  Anadarko Petroleum Corp.                     500,000                    21,750
  Cabot Oil & Gas Corp.                        861,000                    17,995
  Apache Corp.                                 230,000                    11,845
                                                            --------------------
                                                            $            122,758
                                                            --------------------
OIL--INTEGRATED DOMESTIC (10.8%)
  Phillips Petroleum Co.                     1,000,000                    51,750
  Unocal Corp.                               1,000,000                    32,660
  Occidental Petroleum Corp.                   800,000                    21,672
  Marathon Oil Corp.                           585,800                    14,200
  Amerada Hess Corp.                           205,400                    14,050
  Kerr-McGee Corp.                             278,900                    13,044
                                                            --------------------
                                                            $            147,376
                                                            --------------------
OIL--INTEGRATED INTERNATIONAL (8.4%)
  ChevronTexaco Corp.                          701,000                    52,575
  ExxonMobil Corp.                           1,400,000                    51,464
  Conoco Inc.                                  400,000                     9,648
                                                            --------------------
                                                            $            113,687
                                                            --------------------
UTILITIES--GAS PIPELINES (3.4%)
  Equitable Resources, Inc.                  1,228,200                    41,992
  El Paso Corp.                                319,600                     4,618
                                                            --------------------
                                                            $             46,610
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                         $            806,634
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ENERGY FUND                                     SHARES                     (000)
--------------------------------------------------------------------------------
INTERNATIONAL (38.0%)
--------------------------------------------------------------------------------
BRAZIL (1.5%)
  Petrol Brasil ADR                          1,500,000      $             19,800
                                                            --------------------
CANADA (14.7%)
  EnCana Corp.                               1,719,907                    48,708
  Suncor Energy, Inc.                        2,896,800                    47,971
  Petro Canada                               1,000,000                    27,980
  Canadian Natural Resources Ltd.              800,000                    25,904
  Shell Canada Ltd. Class A                    644,100                    19,515
  Shell Canada Ltd.                            440,600                    13,349
* Paramount Resources Ltd.                   1,106,300                     9,651
* Western Oil Sands Inc.                       500,000                     7,575
                                                            --------------------
                                                            $            200,653
                                                            --------------------
CHINA (1.3%)
  Petrochina Co. Ltd. ADR                      600,000                    12,942
* China Petroleum and Chemical Corp. ADR       287,400                     4,483
                                                            --------------------
                                                            $             17,425
                                                            --------------------
FRANCE (3.5%)
  TotalFinaElf SA ADR                          558,200                    40,497
  Technip-Coflexip SA ADR                      428,100                     7,749
                                                            --------------------
                                                            $             48,246
                                                            --------------------
ITALY (2.8%)
  ENI SpA ADR                                  509,400      $             38,271
                                                            --------------------
NETHERLANDS (2.0%)
  Royal Dutch Petroleum Co. ADR                580,600      $             26,533
                                                            --------------------
NORWAY (3.2%)
  Norsk Hydro AS ADR                         1,062,900      $             43,770
                                                            --------------------
RUSSIA (1.0%)
* OAO Lukoil Sponsored ADR                     232,100      $             13,230
                                                            --------------------
SPAIN (1.6%)
  Repsol YPF, SA ADR                         1,800,000      $             22,014
                                                            --------------------
UNITED KINGDOM (6.4%)
  BP PLC ADR                                 1,267,500                    58,812
  Shell Transport & Trading Co. ADR            696,600                    28,470
                                                            --------------------
                                                            $             87,282
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                         $            517,224
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,193,770)                       $          1,323,858
--------------------------------------------------------------------------------
                                                  FACE                    MARKET
                                                AMOUNT                    VALUE*
                                                 (000)                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 8/1/2002--Note G                      $44,079                    44,079
  1.84%, 8/1/2002                               37,878                    37,878
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $81,957)                           81,957
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (Cost $1,275,727)                           1,405,815
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
--------------------------------------------------------------------------------
  Other Assets--Note C                                                     2,207
  Security Lending Collateral Payable to Brokers--Note G                (44,079)
  Other Liabilities                                                      (2,643)
                                                            --------------------
                                                            $           (44,515)
                                                            --------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                           $          1,361,300
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital $1,147,960
Undistributed Net Investment Income--Note E 11,706
Accumulated Net Realized Gains--Note E 71,546
Unrealized Appreciation--Note F 130,088
--------------------------------------------------------------------------------
NET ASSETS $1,361,300
================================================================================

Investor Shares--Net Assets
Applicable to 52,507,704 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                $          1,265,617
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                 $              24.10
================================================================================

Admiral Shares--Net Assets
Applicable to 2,114,103 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                $             95,683
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                  $              45.26
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                     ENERGY FUND
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                $             14,658
  Interest                                                                   821
  Security Lending                                                           277
--------------------------------------------------------------------------------
Total Income                                                $             15,756
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           428
  The Vanguard Group--Note C
     Management and Administrative
       Investor Shares                                                     2,342
       Admiral Shares                                                        144
     Marketing and Distribution
       Investor Shares                                                        90
       Admiral Shares                                                          4
  Custodian Fees                                                              10
  Auditing Fees                                                                6
  Shareholders' Reports
       Investor Shares                                                        37
       Admiral Shares                                                         --
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
       Total Expenses                                                      3,062
       Expenses Paid Indirectly--Note D                                    (127)
--------------------------------------------------------------------------------
       Net Expenses                                                        2,935
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     12,821
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              71,787
  Foreign Currencies                                                         (6)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  71,781
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities Sold                                           (122,339)
  Foreign Currencies                                                         (4)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (122,343)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                              $           (37,741)
================================================================================
*Dividends are net of foreign withholding taxes of $156,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                        ENERGY FUND
                                          --------------------------------------
                                            SIX MONTHS                      YEAR
                                                 ENDED                     ENDED
                                         JULY 31, 2002             JAN. 31, 2002
                                                 (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $ 12,821                  $ 21,028
  Realized Net Gain (Loss)                      71,781                   102,227
  Change in Unrealized Appreciation
     (Depreciation)                          (122,343)                 (144,902)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net
      Assets Resulting from Operations        (37,741)                  (21,647)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                --                  (18,854)
     Admiral Shares                                 --                     (745)
  Realized Capital Gain*
     Investor Shares                          (15,467)                  (72,494)
     Admiral Shares                              (754)                   (2,829)
--------------------------------------------------------------------------------
     Total Distributions                      (16,221)                  (94,922)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                               50,717                    93,486
  Admiral Shares                                48,692                    58,161
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
     Capital Share Transactions                 99,409                   151,647
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     45,447                    35,078
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        1,315,853                 1,280,775
--------------------------------------------------------------------------------
  End of Period                            $ 1,361,300               $ 1,315,853
================================================================================
* Includes short-term gain distributions totaling $1,293,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

ENERGY FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED -----------------------------------------------------
THROUGHOUT EACH PERIOD                   JULY 31, 2002      2002       2001     2000        1999        1998
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $24.76    $26.93     $21.24   $17.16      $22.68      $23.44
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .227      .428        .39      .355        .33         .32
  Net Realized and Unrealized Gain
     (Loss) on Investments                      (.586)    (.660)       7.04    4.080      (5.08)         .57
------------------------------------------------------------------------------------------------------------
     Total from Investment Operations           (.359)    (.232)       7.43    4.435      (4.75)         .89
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              --    (.400)      (.36)   (.355)       (.35)       (.32)
  Distributions from Realized Capital Gains     (.301)   (1.538)     (1.38)       --       (.42)      (1.33)
------------------------------------------------------------------------------------------------------------
     Total Distributions                        (.301)   (1.938)     (1.74)   (.355)       (.77)      (1.65)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $24.10    $24.76     $26.93   $21.24      $17.16      $22.68
============================================================================================================

TOTAL RETURN*                                  -1.61%     -0.55%     35.08%   25.83%     -21.20%       3.80%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $1,266    $1,258     $1,281     $973        $760      $1,090
  Ratio of Total Expenses to
     Average Net Assets                        0.42%**     0.39%      0.41%    0.48%       0.41%       0.38%
  Ratio of Net Investment Income to
     Average Net Assets                        1.74%**     1.57%      1.52%    1.63%       1.46%       1.36%
  Portfolio Turnover Rate                        29%**       28%        24%      18%         22%         19%
============================================================================================================
* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

ENERGY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                       ENDED      NOV. 12,* 2001
                                                    JULY 31,         TO JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2002                2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    46.48           $   50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .447                .118
  Net Realized and Unrealized Gain
     (Loss) on Investments                           (1.102)                .010
--------------------------------------------------------------------------------
     Total from Investment Operations                 (.655)                .128
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    --              (.760)
  Distributions from Realized Capital Gains           (.565)             (2.888)
--------------------------------------------------------------------------------
     Total Distributions                              (.565)             (3.648)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    45.26           $   46.48
================================================================================

TOTAL RETURN**                                        -1.57%               0.57%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)            $       96           $      58
  Ratio of Total Expenses to
     Average Net Assets                               0.35%+              0.34%+
  Ratio of Net Investment Income to
     Average Net Assets                               1.76%+              0.53%+
  Portfolio Turnover Rate                               29%+                 28%
================================================================================
*Inception.
** Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the fund had contributed capital of $288,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.29% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $126,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended July 31, 2002, the fund purchased $316,396,000 of investment securities and sold $204,846,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2002, the fund realized net foreign currency losses of $6,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At July 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $130,088,000, consisting of unrealized gains of $220,746,000 on securities that had risen in value since their purchase and $90,658,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at July 31, 2002, was $42,988,000, for which the fund held cash collateral of $44,079,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                    YEAR ENDED
                                     JULY 31, 2002              JANUARY 31, 2002
                            ---------------------------   ----------------------
                             AMOUNT             SHARES     AMOUNT         SHARES
                              (000)              (000)      (000)          (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                  $ 194,352              7,216    $ 329,199       11,882
  Issued in Lieu of
     Cash Distributions      14,753                533       86,765        3,655
  Redeemed*               (158,388)            (6,060)    (322,478)     (12,278)
                         -------------------------------------------------------
     Net Increase (Decrease)
     --Investor Shares       50,717              1,689       93,486        3,259
                         -------------------------------------------------------
ADMIRAL SHARES
  Issued                     63,563              1,238       55,742        1,183
  Issued in Lieu of
     Cash Distributions         640                 12        2,870           64
  Redeemed*                (15,511)              (373)        (451)          (9)
                         -------------------------------------------------------
     Net Increase (Decrease)
     --Admiral Shares        48,692                877       58,161        1,238
--------------------------------------------------------------------------------
*Net of redemption fees of $435,000 and $792,000, respectively (fund totals).

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using VANGUARD.COM.
On our website, you can:

  * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
  * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.


HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and
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sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.


YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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FOR MORE INFORMATION

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to  prospective  investors  unless it is preceded or  accompanied by the current
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ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q512 092002

VANGUARD(R)HEALTH CARE FUND

SEMIANNUAL REPORT * JULY 31, 2002

STOCK

[PICTURE OF SHIP]

THE VANGUARD GROUP (R)

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              7
Glossary of Investment Terms                              8
Performance Summary                                       9
Financial Statements                                     10
--------------------------------------------------------------------------------
SUMMARY

* During the past six months, Vanguard Health Care Fund fared much better than its comparative standards, but nevertheless registered a disappointing -8.3% total return.

*    The U.S. stock market dropped to levels not seen in five years.

* Health care stocks have struggled, but your fund's prudent strategy has made the best of a bad market.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the first half of fiscal 2003, VANGUARD(R) HEALTH CARE FUND returned -8.3%, a disappointing absolute result but a fine performance relative to the health care sector. The average health/biotechnology fund returned -22.8%, while the Standard & Poor's Health Sector Index shed -17.7% of its value.

     The adjacent table presents the returns of Vanguard Health Care Fund and its comparative standards. The per-share components of your fund's total returns can be found on page 4.

------------------------------------------------
Total Returns                   Six Months Ended
                                   July 31, 2002
------------------------------------------------
VANGUARD HEALTH CARE FUND
  Investor Shares                          -8.3%
  Admiral Shares                           -8.3
Average Health/Biotechnology Fund*        -22.8
S&P Health Sector Index                   -17.7
Wilshire 5000 Index                       -17.9
------------------------------------------------
*Derived from data provided by Lipper Inc.


STOCK PRICES DECLINED AS NEGATIVE NEWS MOUNTED

The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years. The broad market, as measured by the Wilshire 5000 Total Market Index, posted a sharp decline of -17.9% for the half-year.

The market's slump seemed to take on a life of its own, as investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq.

No market segment escaped the downdraft. Even small-capitalization value stocks, which had previously flourished, declined. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value stocks. As a group, developed international markets fared better than the U.S. market, but they also failed to record a positive total return in the period.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many long time shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

THE ECONOMY GREW IN FITS AND STARTS

The nation's real (inflation-adjusted) gross domestic product grew at an annual rate of 1.1% in the second quarter of 2002, according to an early estimate. This was a sharp slowdown from the first quarter's robust growth rate of 5.0%. (The 5.0% figure was revised from the earlier estimate of 6.1%. More surprising, however, was the Commerce Department's downward revision of GDP growth in 2001. With the first three quarters of 2001 now showing negative growth, last year's recession was longer and deeper than originally thought.) A rise in the trade deficit played a large role in dampening GDP growth in the second quarter. Consumer spending slowed in the quarter but still remained strong, while spending by businesses on inventories, equipment, and software rose for the first time in almost two years.


------------------------------------------------------------------------------
MARKET BAROMETER                                                 TOTAL RETURNS
                                                   PERIODS ENDED JULY 31, 2002
                                        --------------------------------------

                                             SIX            ONE           FIVE
STOCKS                                    MONTHS           YEAR         YEARS*
------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)           -18.2%         -22.9%           0.7%
Russell 2000 Index (Small-caps)           -18.2          -18.0            0.2
Wilshire 5000 Index (Entire market)       -17.9          -22.1            0.3
MSCI EAFE Index (International)            -6.4          -16.9           -3.9
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                 4.2%           7.5%           7.3%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index         4.8            7.2            6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   0.9            2.3            4.6
==============================================================================
CPI
Consumer Price Index                        1.7%           1.5%           2.3%
------------------------------------------------------------------------------
*Annualized.

     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept the target for the federal funds rate--the interest rate for overnight loans between banks--at its four-decade low of 1.75%.

BOND INVESTORS FLED TO QUALITY

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month return of 4.2%. But there was a distinct flight to quality in the period, with government and agency bonds posting the best returns as demand for these issues pushed their prices higher. A high default rate among corporate debt issues, notably those of several now-bankrupt telecommunications companies, caused investors to shun high-risk debt. The Lehman High Yield Index returned -9.6% for the six months, as price declines more than offset higher yields.

     Prices of U.S. Treasury securities rose and yields fell. The 10-year note's yield fell 57 basis points (0.57 percentage point) during the six months to 4.46%. The decline was more dramatic for the 3-year Treasury note, whose yield fell 112 basis points to 3.01%. The yield of the 3-month Treasury bill, which lags a bit behind the Fed's interest rate moves, fell 6 basis points to 1.69%.

YOUR FUND HELD TOUGH AGAINST BIG CHALLENGES

Vanguard Health Care Fund returned-8.3% during the six months, a tough period in which the U.S. stock market returned -17.9%. Though disappointing on an absolute basis, your fund's result was far better than the returns recorded by its benchmark index and the average heath/biotechnology fund.

     During the past year and a half, health care stocks declined in response to a number of developments. The pharmaceutical giants are contending with the expiration of several lucrative patents, even as the pace of new drug introductions slows. And fast-rising health care costs have revived talk of government intervention that could pinch the drugmakers' profits. Because many of these stocks had been priced so optimistically, they fell sharply as the sector's near-term prospects dimmed.

--------------------------------------------------------------------------------
Because many health care stocks had been priced so optimistically, they fell sharply as the sector's near-term prospects dimmed.
--------------------------------------------------------------------------------

     Vanguard Health Care Fund negotiated the changing currents with skill. Your fund benefited from its emphasis on diversification, investing not only in the drugmakers that dominate the sector but also in smaller biotech firms, insurance and health-management companies, and even health-care-related stocks such as drugstores. Relative strength in health-management companies and in retailers during the period offset some of the weakness in the pharmaceutical giants.

     Your fund also benefited from its long-standing emphasis on growth and price, which helped limit the damage to shareholder capital as investors punished stocks with the highest valuations. A bonus of this dual emphasis was that it led your fund to build up a big position in Pharmacia. Pharmaceutical giant Pfizer--perhaps recognizing the same combination of growth and value that piqued the interest of Wellington Management Company, your fund's adviser--recently made a bid to acquire Pharmacia, giving Pharmacia's stock price a significant boost.

A GOOD PLAN IS TIMELESS

The past six months have been one of the toughest stretches in the stock market's long downturn. Our advice in bear markets is the same as it is in bull markets, not because these two beasts are the same, but because a sound investment strategy works in all environments: Make sure that you've developed an investment plan that includes broadly diversified stock and bond funds and cash reserves in proportions suited to your goals, time horizon, and financial circumstances.

--------------------------------------------------------------------------------
Our advice in bear markets is the same as it is in bull markets, not because these two beasts are the same, but because a sound investment strategy works in all environments.
--------------------------------------------------------------------------------

     The narrowly focused Vanguard Health Care Fund can be one small component of that plan. Your fund also boasts another key to investment success: low costs. With an annualized expense ratio of 0.29%, the Investor Shares of Vanguard Health Care Fund charge about one-sixth the cost of the average health care fund, leaving you with a larger share of the fund's returns. The expense ratio of our Admiral Shares is an even smaller 0.21%.

     We thank you for your continued confidence in Vanguard.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 9, 2002




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002

                                                  DISTRIBUTIONS
                                                     PER SHARE
                                ------------------------------------------------
                            STARTING         ENDING         INCOME       CAPITAL
                         SHARE PRICE    SHARE PRICE      DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Vanguard Health Care Fund
  Investor Shares            $115.01        $105.00         $0.055        $0.438
  Admiral Shares               48.52          44.32          0.026         0.185
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Health Care Fund declined -8.3% during the fiscal half-year ended July 31, 2002. This period was very challenging, with the S&P 500 Index down -18.7%, the S&P Health Sector Index down -17.7%, and the average health/ biotechnology fund dropping -22.8%. Fortunately, the fund continued to perform better than these benchmarks.

THE INVESTMENT ENVIRONMENT

The slow economic recovery, combined with reduced investor confidence in corporate management and financial statements, depressed equities generally. Despite their limited sensitivity to the broader economy, health care stocks were not spared. Nevertheless, the future fundamentals of the sector and the industry's potential to develop and sell breakthrough medicines remain unchanged.

OUR SUCCESSES

Our largest holding, Pharmacia, was the biggest contributor to the fund's performance, thanks to its agreement in mid-July to be acquired by Pfizer at a significant premium. We were also helped considerably by our holdings in the Swiss pharmaceutical companies Novartis and Roche.

     Health-services stocks (a diverse group that includes facilities owners, management companies, and medical-service providers, among others) were the best performers during the first half of our fiscal year. In particular, we saw good results from HCA, Aetna, and Coventry Health Care.

OUR SHORTFALLS

Pharmaceutical and biotechnology stocks turned in the sector's poorest results. Our holdings in the two groups suffered, but we escaped more extensive damage by having lower exposure to these categories than did the indexes and our peer funds.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
--------------------------------------------------------------------------------


THE FUND'S POSITIONING

We took advantage of the weakness in pharmaceutical and biotech stocks to increase our exposure to these sectors during the six months. The fund is now more aggressively positioned than it has been in several years, while still retaining its traditional diversification and attention to value. We are hopeful that the largest part of the stock market decline is behind us, but we still do not expect a return to the euphoria of the late 1990s.

EDWARD P. OWENS, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

August 15, 2002



--------------------------------------------------------------------------------
PORTFOLIO CHANGES                              FISCAL PERIOD ENDED JULY 31, 2002


ADDITIONS                           COMMENTS
--------------------------------------------------------------------------------
Schering-Plough                     Added as a result of severe price weakness.
--------------------------------------------------------------------------------
Amgen                               Acquired Immunex, which we held.
--------------------------------------------------------------------------------
Genzyme                             Bought because of severe price weakness.
--------------------------------------------------------------------------------
Cephalon                            Outstanding sales growth.
================================================================================
REDUCTIONS
Johnson & Johnson                   Strongest-performing drug stock.
--------------------------------------------------------------------------------
Tenet Healthcare                    Strongest-performing hospital company.
--------------------------------------------------------------------------------
Immunex                             Acquired by Amgen.
--------------------------------------------------------------------------------
UnitedHealth Group                  Strongest-performing health maintenance
                                    organization.
--------------------------------------------------------------------------------

                                                                     SEE PAGE 10
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                 AS OF JULY 31, 2002
   FOR HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.

---------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           WILSHIRE
                                FUND           5000
---------------------------------------------------
Number of Stocks                 128          5,808
Median Market Cap             $26.0B         $27.0B
Price/Earnings Ratio           28.5x          24.6x
Price/Book Ratio                3.8x           2.7x
Yield                                          1.6%
  Investor Shares               0.9%
  Admiral Shares                1.0%
Return on Equity               21.5%          21.6%
Earnings Growth Rate           11.8%           9.8%
Foreign Holdings               25.8%           0.3%
Turnover Rate                   26%*             --
Expense Ratio                                    --
  Investor Shares             0.29%*
  Admiral Shares              0.21%*
Cash Investments                7.6%             --
---------------------------------------------------

---------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pharmacia Corp.                          7.3%
Schering-Plough Corp.                    5.5
Eli Lilly & Co.                          3.4
Pfizer, Inc.                             3.3
McKesson Corp.                           2.9
Wyeth                                    2.8
Merck & Co., Inc.                        2.7
Abbott Laboratories                      2.7
Roche Holdings AG                        2.7
Amgen, Inc.                              2.6
---------------------------------------------
Top Ten                                 35.9%
---------------------------------------------

------------------------------------
INVESTMENT FOCUS


MARKET CAP                     Large
STYLE                         Growth
------------------------------------

------------------------------------------------
VOLATILITY MEASURES
                                        WILSHIRE
                                FUND       (000)
------------------------------------------------
R-Squared                       0.17        1.00
Beta                            0.31        1.00
------------------------------------------------

-------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

Biotech Research & Production                8.8%
Consumer Staples                             2.5
Drugs & Pharmaceuticals                     39.3
Electronics--Medical Systems                 0.6
Financial Services                           0.4
Health & Personal Care                       3.2
Health Care Facilities                       5.2
Health Care Management Services              4.6
International                               25.8
Materials & Processing                       1.6
Medical & Dental Instruments & Supplies      6.4
Medical Services                             0.9
Producer Durables                            0.6
Technology                                   0.1
-------------------------------------------------
*Annualized.
                                                         [PICTURE OF A COMPUTER]
                                                              Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
-------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAp. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR HEALTH CARE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1992-JULY 31, 2002

             HEALTH CARE FUND    S&P HEALTH
              INVESTOR SHARES  SECTOR INDEX

1993                     -2.9           -17
1994                     21.2           0.1
1995                      9.8            21
1996                     45.5          54.2
1997                     20.6          28.1
1998                     27.4          38.6
1999                     37.4          35.5
2000                     10.6          -2.9
2001                     43.4          17.3
2002                     -1.1          -5.2
2003*                    -8.3         -17.7
--------------------------------------------------------------------------------
*Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE      FIVE -------------------------
                     INCEPTION DATE     YEAR     YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares          5/23/1984   -5.69%    17.25%    18.74%   1.53%  20.27%
  Fee-Adjusted Returns*               -6.59     17.25     18.74    1.53   20.27
 Admiral Shares          11/12/2001  -3.80**       --        --      --      --
  Fee-Adjusted Returns*              -4.72**       --        --      --      --
--------------------------------------------------------------------------------
* Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Returns since inception.

FINANCIAL STATEMENTS

JULY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
HEALTH CARE FUND                               SHARES                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.4%)
--------------------------------------------------------------------------------
UNITED STATES (68.6%)
--------------------------------------------------------------------------------
Biotech Research & Production (8.1%)
*   Amgen, Inc.                             9,123,828                    416,412
*   Genzyme Corp.                           7,995,540                    182,138
*   Genentech, Inc.                         4,709,200                    163,645
*   IDEC Pharmaceuticals Corp.              3,188,600                    142,180
*   Cephalon, Inc.                          2,227,600                    106,925
*   Biogen, Inc.                            2,200,000                     79,134
*(1)Quintiles Transnational Corp.           7,417,600                     73,657
*   Human Genome Sciences, Inc.             2,738,500                     47,458
*   IDEXX Laboratories Corp.                  909,300                     26,597
    Gen-Probe Inc.                            808,400                     15,071
*   Ribapharm Inc.                          2,243,800                     12,790
*   Celera Genomics Group
      Applera Corp.                         1,067,400                     11,240
*     Millennium
    Pharmaceuticals, Inc.                    900,000                      11,178
                                                            --------------------
                                                            $          1,288,425
                                                            --------------------
CONSUMER STAPLES (2.3%)
    CVS Corp.                              12,256,300                    350,530
    Longs Drug Stores, Inc.                   507,700                     12,408
                                                            --------------------
                                                            $            362,938
                                                            --------------------

DRUGS & Pharmaceuticals (36.4%)
    Pharmacia Corp.                        25,707,182                  1,150,139
    Schering-Plough Corp.                  34,413,000                    877,532
    Eli Lilly & Co.                         9,275,100                    541,851
    Pfizer, Inc.                           15,929,836                    515,330
    Wyeth                                  10,984,900                    438,298
    Merck & Co., Inc.                       8,690,000                    431,024
    Abbott Laboratories                    10,280,700                    425,724
    Cardinal Health, Inc.                   4,601,608                    265,053
*   Gilead Sciences, Inc.                   8,349,924                    254,422
    Allergan, Inc.                          3,044,100                    184,138
    AmerisourceBergen Corp.                 2,634,480                    176,484
*   Forest Laboratories, Inc.               1,751,000                    135,650
    Bristol-Myers Squibb Co.                4,425,800                    103,696
*   Vertex Pharmaceuticals, Inc.            3,755,400                     74,132
*(1)Perrigo Co.                             5,322,320                     61,526
    Mylan Laboratories, Inc.                1,300,000                    42,172
*   Watson Pharmaceuticals, Inc.            1,289,200                     27,163
    Johnson & Johnson                         400,000                     21,200
*   Scios, Inc.                               491,750                     15,421
    Alpharma, Inc. Class A                    748,313                      8,351
    ICN Pharmaceuticals, Inc.                 698,900                      7,331
*   Pharmacyclics, Inc.                       738,000                      2,649
*   Genaera Corp.                           1,328,100                      1,793
*   Triangle Pharmaceuticals, Inc.            564,800                      1,627
                                                            --------------------
                                                            $          5,762,706
                                                            --------------------
ELECTRONICS--MEDICAL SYSTEMS (0.6%)
*(1)Haemonetics Corp.                       1,983,900                     52,673
    Medtronic, Inc.                           700,000                     28,280
    Datascope Corp.                           342,100                      8,912
                                                            --------------------
                                                            $             89,865
                                                            --------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                               SHARES                      (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.3%)
    CIGNA Corp.                               550,000                     49,500
    NDCHealth Corp.                           181,800                      3,925
                                                            --------------------
                                                            $             53,425
                                                            --------------------
HEALTH & Personal Care (3.0%)
    McKesson Corp.                         13,909,350                    457,896
*   IDX Systems Corp.                       1,109,200                     12,772
                                                            --------------------
                                                            $            470,668
                                                            --------------------
HEALTH CARE FACILITIES (4.8%)
    HCA Inc.                                7,900,520                    371,324
*   Quest Diagnostics, Inc.                 2,050,000                    123,800
*   HealthSouth Corp.                       7,600,000                     77,900
*   Tenet Healthcare Corp.                  1,502,500                     71,594
*   Laboratory Corp. of America Holdings    2,067,360                     70,910
*   Triad Hospitals, Inc.                     672,666                     26,893
*   LifePoint Hospitals, Inc.                 460,715                     15,687
                                                            --------------------
                                                            $            758,108
                                                            --------------------
HEALTH CARE MANAGEMENT SERVICES (4.2%)
    Aetna Inc.                              5,150,200                    224,961
    IMS Health, Inc.                        8,447,400                    133,638
*(1)Humana Inc.                            10,195,000                    125,500
*   Cerner Corp.                            1,346,600                     58,442
    UnitedHealth Group Inc.                   600,000                     52,596
*   Health Net Inc.                           900,000                     20,142
*   Universal Health Services Class B         300,000                     14,184
*   WebMD Corp.                             2,175,600                     10,639
*   Pediatrix Medical Group, Inc.             348,100                     10,373
*   Cobalt Corp.                              578,000                     10,173
*   American Medical Security Group, Inc.     578,000                      8,115
                                                            --------------------
                                                            $            668,763
                                                            --------------------
MATERIALS AND PROCESSING (1.5%)
(1) Sigma-Aldrich Corp.                     4,881,300                    233,912
                                                            --------------------
                                                            $            233,912
                                                            --------------------

MEDICAL & Dental Instruments & Supplies (5.9%)
    Becton, Dickinson & Co.                 9,251,800                    268,857
*   St. Jude Medical, Inc.                  4,200,000                    159,600
(1) Bausch & Lomb, Inc.                     4,450,000                    147,206
    Beckman Coulter, Inc.                   2,529,400                     99,152
    Biomet, Inc.                            2,851,925                     73,950
    DENTSPLY International Inc.             1,442,700                     57,189
(1) Owens & Minor, Inc. Holding Co.         2,312,100                     34,103
*   STERIS Corp.                            1,150,000                     24,024
*   Zimmer Holdings, Inc.                     414,450                     15,430
*   Ventana Medical Systems, Inc.             614,400                     14,402
*   Guidant Corp.                             400,000                     13,920
*   Viasys Healthcare Inc.                    482,130                      7,063
*   Advanced Medical Optics                   676,466                      6,900
*   PSS World Medical, Inc.                 1,216,100                      6,567
*   E-Z-EM, Inc. Class B                      304,344                      2,360
*   E-Z-EM, Inc. Class A                      219,258                      1,644
                                                            --------------------
                                                            $            932,367
                                                            --------------------

MEDICAL SERVICES (0.8%)
*(1)Coventry Health Care Inc.               3,585,000                    108,088
*(1)PAREXEL International Corp.             1,570,200                     18,623
                                                            --------------------
                                                            $            126,711
                                                            --------------------
PRODUCER DURABLES (0.6%)
*   Thermo Electron Corp.                   3,000,000                     50,940
    Pall Corp.                              2,154,600                     37,878
                                                            --------------------
                                                            $             88,818
                                                            --------------------
TECHNOLOGY (0.1%)
*   Varian, Inc.                              253,000                      8,058
*   DAOU Systems, Inc.                        473,500                        355
                                                            --------------------
                                                            $              8,413
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                         $         10,845,119
--------------------------------------------------------------------------------
INTERNATIONAL (23.8%)
--------------------------------------------------------------------------------
Belgium (0.2%)
    UCB SA                                    983,593                     33,954
                                                            --------------------
CANADA (0.1%)
*   Axcan Pharma Inc.                       1,356,900                     17,644
                                                            --------------------
DENMARK (0.2%)
    Novo Nordisk A/S B Shares                 700,000                     16,490
    Novozymes A/S                             400,000                      7,998
                                                            --------------------
                                                            $             24,488
                                                            --------------------
FRANCE (2.3%)
    Aventis SA                              2,975,168                    195,433
    Aventis SA ADR                          2,064,015                    135,626
    Sanofi-Synthelabo SA                      615,004                     36,298
                                                            --------------------
                                                            $            367,357
                                                            --------------------
GERMANY (1.5%)
    Bayer AG                                6,243,031                    154,244
    Bayer AG ADR                            1,921,500                     48,422
    Schering AG                               640,410                     34,037
    Fresenius Medical Care Pfd. ADR           645,400                      5,563
                                                            --------------------
                                                            $            242,266
                                                            --------------------
IRELAND (0.1%)
*   Elan Corp. PLC ADR                      4,985,300                     12,613

JAPAN (6.2%)
    Fujisawa Pharmaceutical Co., Ltd.      13,398,000                    281,931
    Eisai Co., Ltd.                         8,106,000                    195,279
    Chugai Pharmaceutical Co., Ltd.         9,400,000                     90,163

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
HEALTH CARE FUND                               SHARES                      (000)
--------------------------------------------------------------------------------
    Yamanouchi Pharmaceuticals Co., Ltd.    3,380,000       $             84,672
    Banyu Pharmaceutical Co.                7,415,000                     82,103
    Takeda Chemical Industries Ltd.         1,500,000                     62,377
    Shionogi & Co., Ltd.                    6,131,000                     61,742
    Tanabe Seiyaku Co., Ltd.                5,700,000                     47,359
    Daiichi Pharmaceutical Co., Ltd.        2,104,000                     34,980
    Sankyo Co., Ltd.                        1,450,000                     18,646
    Ono Pharmaceutical Co., Ltd.              482,000                     17,226
    Olympus Optical Co., Ltd.                 900,000                     11,897
                                                            --------------------
                                                            $            988,375
                                                            --------------------

NETHERLANDS (0.6%)

    Akzo Nobel NV                           2,500,000                     88,704
                                                            --------------------
SWEDEN (0.5%)
    Gambro AB A Shares                      7,531,120                     39,444
    Gambro AB B Shares                      7,314,580                     38,849
                                                            --------------------
                                                            $             78,293
                                                            --------------------

SWITZERLAND (5.9%)
    Roche Holdings AG                       5,923,977                    421,748
    Novartis AG (Registered)                7,169,880                    291,995
    Roche Holdings AG (Bearer)                800,000                     88,536
*   Alcon, Inc.                             1,659,600                     58,418
    Serono SA Class B                         111,049                     58,077
    Syngenta AG                               234,247                     11,950
    Syngenta AG ADR                           752,843                      7,649
                                                            --------------------
                                                            $            938,373
                                                            --------------------

UNITED KINGDOM (6.2%)
    GlaxoSmithKline PLC ADR                 7,248,881                    286,331
    AstraZeneca Group PLC ADR               7,581,772                    277,417
    AstraZeneca Group PLC                   6,916,500                    247,435
    Amersham PLC                           13,565,820                    114,652
     SSL International PLC                  6,400,000                     29,494
    Shire Pharmaceuticals Group PLC         2,000,000                     16,716
    Boots Co. PLC                           1,403,342                     12,299
                                                            --------------------
                                                            $            984,344
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                         $          3,776,411
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $12,024,475)                      $         14,621,530
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.2%)
Federal Home Loan Bank
    1.70%, 8/21/2002                         $100,000                     99,905
    1.70%, 8/21/2002                           23,000                     22,978
    1.71%, 8/21/2002                          100,000                     99,905
    1.69%, 8/23/2002                           52,000                     51,947
Federal Home Loan Mortgage Corp.
    1.66%, 8/16/2002                           60,000                     59,958
    1.70%, 8/20/2002                           23,000                     22,979
    1.72%, 8/27/2002                           13,302                     13,285
    1.74%, 10/3/2002                           73,887                     73,670
Federal National Mortgage Assn.
    1.74%, 10/2/2002                           66,619                     66,426
                                                            --------------------
                                                            $            511,053
                                                            --------------------
COMMERCIAL PAPER (3.1%)
General Electric Capital Corp.
    1.75%, 8/16/2002                           70,000                     69,950
    1.75%, 8/21/2002                          220,000                    219,786
    1.78%, 8/21/2002                           50,000                     49,920
    1.75%, 8/29/2002                           50,000                     49,932
    1.75%, 9/9/2002                           100,000                     99,810
                                                            --------------------
                                                            $            489,398
                                                            --------------------

REPURCHASE AGREEMENTS (2.7%)
UBS Warburg LLC
    1.79%, 8/1/2002
    (Dated 7/31/2002,
    Repurchase Value $167,731,000,
    collateralized by U.S. Treasury
    Bonds 6.25%, 5/15/2030)                   167,723                    167,723
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.83%, 8/1/2002--Note G                   258,204                    258,204
                                                            --------------------
                                                            $            425,927
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,426,367)          $          1,426,378
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%) (Cost $13,450,842)                         16,047,908
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                        $             70,563
Liabilities--Note G                                                    (293,111)
                                                            --------------------
                                                            $          (222,548)
                                                            --------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                           $         15,825,360
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $855,288,000.
ADR--American Depositary Receipt.

------------------------------------------------------------
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
------------------------------------------------------------
Paid-in Capital                                  $12,312,556
Undistributed Net Investment Income--Note E           78,675
Accumulated Net Realized Gains--Note E               836,957
Unrealized Appreciation--Note F
    Investment Securities                          2,597,066
    Foreign Currencies                                   106
------------------------------------------------------------
NET ASSETS                                       $15,825,360
============================================================
Investor Shares--Net Assets
Applicable to 135,137,662 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                    $14,189,728
------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES          $105.00
============================================================
Admiral Shares--Net Assets
Applicable to 36,907,508 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                     $1,635,632
------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES            $44.32
============================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                HEALTH CARE FUND
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*+                                                     $       98,972
  Interest                                                                12,332
  Security Lending                                                           882
--------------------------------------------------------------------------------
     Total Income                                                 $      112,186
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                           4,962
The Vanguard Group--Note C
  Management and Administrative
     Investor Shares                                                      14,032
     Admiral Shares                                                          944
  Marketing and Distribution
     Investor Shares                                                       1,049
     Admiral Shares                                                           78
Custodian Fees                                                               747
Auditing Fees                                                                  6
Shareholders' Reports
     Investor Shares                                                         248
     Admiral Shares                                                            3
Trustees' Fees and Expenses                                                   11
--------------------------------------------------------------------------------
     Total Expenses                                                       22,080
     Expenses Paid Indirectly--Note D                                      (851)
--------------------------------------------------------------------------------
     Net Expenses                                                 $       21,229
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             $       90,957
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities SoldY                                            837,264
  Foreign Currencies                                                         542
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 837,806
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (2,463,190)
  Foreign Currencies                                                        275
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (2,462,915)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  (1,534,152)
================================================================================
*Dividends are net of foreign withholding taxes of $4,156,000.
+ Dividend income and realized net gain (loss) from affiliated companies were $2,972,000 and $(11,000), respectively.

STATEMENT OF CHANGES IN NET ASSETs

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           HEALTH CARE FUND
                                                     ---------------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                  JULY 31, 2002    JAN. 31, 2002
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 90,957        $ 142,942
  Realized Net Gain (Loss)                             837,806          714,662
  Change in Unrealized Appreciation (Depreciation)  (2,462,915)      (1,074,946)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (1,534,152)        (217,342)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                       (7,670)        (138,966)
  Admiral Shares                                          (924)         (10,721)
Realized Capital Gain*
  Investor Shares                                      (61,077)        (741,844)
  Admiral Shares                                        (6,574)         (46,678)
--------------------------------------------------------------------------------
     Total Distributions                               (76,245)        (938,209)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                     (353,206)        (181,612)
  Admiral Shares                                        177,513        1,706,176
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
     Share Transactions                               (175,693)       1,524,564
--------------------------------------------------------------------------------
     Total Increase (Decrease)                      (1,786,090)         369,013
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                17,611,450      17,242,437
--------------------------------------------------------------------------------
  End of Period                                     $15,825,360     $17,611,450
================================================================================
* Includes short-term gain distributions totaling $618,000 and $130,142,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


HEALTH CARE FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED ------------------------------------------------
THROUGHOUT EACH PERIOD                               JULY 31, 2002    2002      2001       2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $115.01 $123.04   $ 98.83     $97.32    $74.02    $60.65
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .576    .980      1.16        .92       .86       .80
  Net Realized and Unrealized Gain (Loss)
     on Investments                                       (10.093) (2.516)     40.05       8.70     26.36     15.49
-------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                      (9.517) (1.536)     41.21       9.62     27.22     16.29
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.055) (1.030)    (1.07)      (.97)     (.84)     (.78)
  Distributions from Realized Capital Gains                 (.438) (5.464)   (15.93)     (7.14)    (3.08)    (2.14)
-------------------------------------------------------------------------------------------------------------------
     Total Distributions                                    (.493) (6.494)   (17.00)     (8.11)    (3.92)    (2.92)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $105.00     $115.01     $123.04    $98.83    $97.32    $74.02
===================================================================================================================

TOTAL RETURN*                                         -8.33%      -1.11%      43.37%    10.57%    37.39%    27.37%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                       $14,190 $15,981   $17,242    $10,726    $9,884    $4,720
Ratio of Total Expenses
  to Average Net Assets                                    0.29%**   0.31%     0.34%      0.41%     0.36%     0.40%
Ratio of Net Investment Income
  to Average Net Assets                                    1.04%**   0.84%     1.03%      0.92%     1.13%     1.28%
Portfolio Turnover Rate                                      26%**     13%       21%        27%       11%       10%
===================================================================================================================
* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares  purchased prior to April 19, 1999).
**Annualized.

HEALTH CARE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                    SIX MONTHS          NOV. 12,
                                                         ENDED          2001* TO
                                                      JULY 31,          JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2002              2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $48.52            $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .263              .066
  Net Realized and Unrealized Gain (Loss)
     on Investments                                    (4.252)              .542
--------------------------------------------------------------------------------
     Total from Investment Operations                  (3.989)              .608
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.026)            (.390)
  Distributions from Realized Capital Gains             (.185)           (1.698)
--------------------------------------------------------------------------------
     Total Distributions                                (.211)           (2.088)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $44.32            $48.52
================================================================================

TOTAL RETURN**                                          -8.28%             1.23%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $1,636            $1,631
  Ratio of Total Expenses to
     Average Net Assets                                 0.21%+            0.23%+
  Ratio of Net Investment Income to
     Average Net Assets                                 1.11%+            0.50%+
  Portfolio Turnover Rate                                 26%+               13%
================================================================================
*Inception.
** Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the fund had contributed capital of $3,146,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.14% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended July 31, 2002, these arrangements reduced the fund's expenses by $851,000 (an annual rate of 0.01% of average net assets).

E. During the six months ended July 31, 2002, the fund purchased $2,472,486,000 of investment securities and sold $2,117,112,000 of investment securities other than temporary cash investments.

     During the six months ended July 31, 2002, the fund realized net foreign currency gains of $542,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At July 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,597,066,000, consisting of unrealized gains of $3,571,397,000 on securities that had risen in value since their purchase and $974,331,000 in unrealized losses on securities that had fallen in value since their purchase.

     The fund had net unrealized foreign currency gains of $106,000 resulting from the translation of other assets and liabilities at July 31, 2002.

G. The market value of securities on loan to broker/dealers at July 31, 2002, was $245,669,000, for which the fund held cash collateral of $258,204,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                    YEAR ENDED
                                     JULY 31, 2002              JANUARY 31, 2002
                            ----------------------------  ----------------------
                              AMOUNT            SHARES      AMOUNT        SHARES
                               (000)             (000)       (000)         (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                   $ 969,847             8,457 $ 2,209,879        18,569
  Issued in Lieu of
     Cash Distributions       65,787               543     839,983         7,423
  Redeemed*              (1,388,840)          (12,815) (3,231,474)      (27,177)
                           -----------------------------------------------------
     Net Increase (Decrease)
     --Investor Shares     (353,206)           (3,815)   (181,612)       (1,185)
                           -----------------------------------------------------
Admiral Shares
  Issued                     313,229             6,422   1,672,978        32,914
  Issued in Lieu of
     Cash Distributions        6,681               131      51,584         1,067
  Redeemed*                (142,397)           (3,254)    (18,386)         (372)
                           -----------------------------------------------------
     Net Increase (Decrease)
     --Admiral Shares        177,513             3,299   1,706,176        33,609
--------------------------------------------------------------------------------
* Net of redemption fees of $3,751,000 and $3,883,000, respectively (fund totals).

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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Standard & Poors(R),  S&P 500(R),  and S&P Energy Sector Index are trademarks of
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All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

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1-800-662-7447

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1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
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(C) 2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q522 092002

VANGUARD(R)REIT INDEX FUND

SEMIANNUAL REPORT * JULY 31, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP (R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                1
Fund Profile                                            5
Glossary of Investment Terms                            6
Performance Summary                                     7
Financial Statements                                    8
--------------------------------------------------------------------------------

SUMMARY

* Vanguard REIT Index Fund posted a return of 7.5% during the first half of its fiscal year, outperforming its comparative measures and far outpacing the broad stock market.

* Real estate investments were a haven from the stock market's decline, but they were not spared significant volatility.

* Generally, earnings growth for real estate companies was solid, although the lodging and resorts sector was still feeling the aftereffects of the September 2001 terrorist attacks.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the six months ended July 31, 2002, real estate investment trusts continued to be a haven from the sharp decline in the broad stock market. VANGUARD(R) REIT INDEX FUND posted a strong 7.5% return during its fiscal half-year, topping the returns of all its comparative measures.

     The table below shows the six-month total returns (capital change plus reinvested dividends) for your fund's Investor and Admiral(TM) Shares; the average real estate mutual fund; the Morgan Stanley REIT Index; and the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JULY 31, 2002
--------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND
  Investor Shares                                                           7.5%
  Admiral Shares                                                            7.5
Average Real Estate Fund*                                                   6.9
Morgan Stanley REIT Index                                                   7.4
Wilshire 5000 Index                                                       -17.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total returns for the fund's two share classes are based on changes in net asset value, adjusted for distributions. For those figures, please see the table on page 4.

STOCK PRICES ERODED AS NEGATIVE NEWS MOUNTED

The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years before surging at the end of the period. The late rally, however, was not enough. The broad market, as measured by the Wilshire 5000 Index, posted a sharp decline of -17.9% for the half-year.

     The market's slump seemed to take on a life of its own as investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of accounting problems and corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq.

     Stocks of all sizes were caught in the downdraft. Even small-capitalization value stocks, which had previously flourished while the broader market declined from its March 2000 peak, posted a negative return for the six months. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value issues.

     As a group, developed markets overseas fared better than the U.S. market, but they also failed to record a positive total return in the period. The Morgan Stanley Capital International Europe, Australasia, Far East Index returned -6.4%.

--------------------------------------------------------------------------------
MARKET BAROMETER TOTAL RETURNS PERIODS ENDED JULY 31, 2002

                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -18.2%       -22.9%        0.7%
Russell 2000 Index (Small-caps)                  -18.2        -18.0         0.2
Wilshire 5000 Index (Entire market)              -17.9        -22.1         0.3
MSCI EAFE Index (International)                   -6.4        -16.9        -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.2%         7.5%        7.3%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                4.8          7.2         6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.3         4.6
================================================================================
CPI
Consumer Price Index                               1.7%         1.5%        2.3%
--------------------------------------------------------------------------------
*Annualized.


THE ECONOMY GREW IN FITS AND STARTS

The nation's real (inflation-adjusted) gross domestic product grew at an annual rate of 1.1% in the second quarter of 2002, according to an early estimate. This was a sharp slowdown from the first quarter's robust growth rate of 5.0%, although more than half of that quarter's growth was due to the slower depletion of inventories. (The 5.0% figure was revised from an earlier estimate of 6.1%. More surprising, however, was the Commerce Department's downward revision of GDP growth in 2001. With the first three quarters of 2001 now showing negative growth, it is plain that last year's recession was longer and deeper than originally thought.) A rise in the trade deficit played a large role in dampening GDP growth in the second quarter. Consumer spending slowed in the quarter but still remained strong, while spending by businesses on inventories, equipment, and software rose for the first time in almost two years.

     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept the target for the federal funds rate--the interest rate for overnight loans between banks--at its four-decade low of 1.75%.

INVESTORS FLED TO THE QUALITY OF BONDS

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month return of 4.2%. But there was a distinct flight to quality in the period, with government and agency bonds posting the best returns as demand for these issues pushed their prices higher. A high default rate among corporate debt issues, notably those of several now-bankrupt telecommunications companies, caused investors to shun high-risk debt. The Lehman High Yield Index returned -9.6% for the six months as price declines more than offset higher yields.

     Prices of U.S. Treasury securities rose and yields fell. The 10-year note's yield fell 57 basis points (0.57 percentage point) during the six months to 4.46%. The decline was more dramatic for the 3-year Treasury note, whose yield fell 112 basis points to 3.01%. The yield of the 3-month Treasury bill, which lags a bit behind the Fed's interest rate moves, fell 6 basis points to 1.69%.

THE REIT INDEX FUND WAS A SAFE HARBOR DURING THE STORM

Vanguard REIT Index Fund's six-month return of 7.5% was more than 25 percentage points higher than the return of the broad stock market and was also 0.6 percentage point better than that of the average peer fund.

     Your fund also managed to slightly outpace its target index, despite the fund's small cash position. This is a notable achievement because indexes exist only on paper and carry none of the real-world operating and transaction costs that a mutual fund must bear. Credit must be given to Vanguard's Quantitative Equity Group for its skillful and cost-efficient management of fund assets.

     REITs continued to be attractive to investors for several reasons. Not only were they a refuge from the broad market's decline, but they generally recorded higher earnings than companies in other industries. In addition, REITs provided high yields, especially in comparison with the very low dividend and interest rates available from stocks, bonds, and money market instruments.

     Your fund's solid return may give the false impression that the fiscal half-year was a smooth ride. Real estate investments generally have a low correlation with the rest of the stock market--making them a valuable tool for diversifying a portfolio--but they do not always escape the broader market's volatility. As stocks hit multiyear lows in July, REIT indexes fell as well. Both then surged late in the period.

     Earnings growth among real estate investments for the first quarter of 2002 was mixed but generally solid, according to the National Association of Real Estate Investment Trusts. (NAREIT's figures for the second quarter were not available.) Average net income per share for equity REITs was 9.5% higher than in the same period in 2001. However, funds from operations (FFO) per share--a measure of operating earnings for REITs that excludes such factors as depreciation, amortization, and property sales--rose just 1.0% from the same quarter the year before. Notably, both figures include the dismal earnings recorded by the lodging and resorts sector, which was still suffering from the aftereffects of the September 2001 terrorist attacks and the economic slowdown. Without that sector, earnings would have been considerably higher.

     We should briefly point out that there was a change in the fund's target index--and hence in the composition of your fund's assets--during the period. In mid-July, the Morgan Stanley REIT Index added seven health care REITs. Previously, the index excluded this type of investment; now, health care REITs constitute about 5% of its market capitalization.

DIVERSIFICATION IS KEY IN ANY MARKET

Anyone invested in stocks--which includes half of all U.S. households--has been through some truly trying times recently. As the past few years have

--------------------------------------------------------------------------------
Investors sought REITs for their high yields, earnings, and relative stability during the period.
--------------------------------------------------------------------------------
shown, a low-cost sector fund such as Vanguard REIT Index Fund can be a useful supplement to a well-diversified portfolio of stocks, bonds, and short-term investments. We emphasize the word supplement because no single sector should ever represent the bulk of any investor's portfolio. Just as some investors made the mistake of concentrating their assets in technology stocks at the height of the bull market, it now would be a mistake to focus on any one sector, market segment, or asset class that has performed well recently. Diversification through low-cost investments--along with a good deal of patience--is the best means to navigate through these uncertain times in the financial markets. We thank you for your loyalty and trust.

Sincerely,


/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 15, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002

                                                           DISTRIBUTIONS
                                                             PER SHARE
                                                   -----------------------------
                             STARTING       ENDING    INCOME  CAPITAL  RETURN OF
                          SHARE PRICE  SHARE PRICE DIVIDENDS    GAINS    CAPITAL
--------------------------------------------------------------------------------
Vanguard REIT Index Fund
  Investor Shares              $12.10       $12.74    $0.280   $0.000     $0.000
  Admiral Shares                51.65        54.36     1.209    0.000      0.000
--------------------------------------------------------------------------------

FUND PROFILE AS OF JULY 31, 2002

FOR REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 6.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                        WILSHIRE
                                                                 FUND       5000
--------------------------------------------------------------------------------
Number of Stocks                                                  115      5,808
Median Market Cap                                               $2.6B     $27.0B
Price/Earnings Ratio                                            22.9x      24.6x
Price/Book Ratio                                                 1.7x       2.7x
Yield                                                                       1.6%
  Investor Shares                                               6.2%*
  Admiral Shares                                                6.3%*
Return on Equity                                                11.1%      21.6%
Earnings Growth Rate                                            10.7%       9.8%
Foreign Holdings                                                 0.0%       0.3%
Turnover Rate                                                   18%**         --
Expense Ratio                                                                 --
  Investor Shares                                             0.26%**
  Admiral Shares                                              0.20%**
Cash Investments                                                 2.0%         --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                                         7.1%
Equity Residential Properties Trust REIT                                    4.8
Simon Property Group, Inc. REIT                                             4.3
Vornado Realty Trust REIT                                                   3.0
ProLogis Trust REIT                                                         2.9
Archstone-Smith Trust REIT                                                  2.9
Public Storage, Inc. REIT                                                   2.8
Apartment Investment & Management Co. Class A REIT                          2.7
Boston Properties, Inc. REIT                                                2.3
Duke Realty Corp. REIT                                                      2.2
--------------------------------------------------------------------------------
Top Ten                                                                    35.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Small
Style           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                        WILSHIRE
                                                                 FUND       5000
--------------------------------------------------------------------------------
R-Squared                                                        0.02       1.00
Beta                                                             0.10       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND ALLOCATION BY REIT TYPE

Apartments                                                                 21.4%
Retail                                                                     22.6
Office                                                                     20.3
Industrial                                                                 13.4
Diversified                                                                11.9
Hotels                                                                      5.3
Health Care                                                                 5.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index. (degree)

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
  FOR REIT INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MAY 13, 1996-JULY 31, 2002

                         FUND          INDEX
           1997          30.3          31.2
           1998          17.1          16.7
           1999         -17.3           -18
           2000            -1          -1.3
           2001          26.1          26.6
           2002          11.6          12.1
           2003*          7.5           7.4
--------------------------------------------------------------------------------
*Six months ended July 31, 2002.
Note: See Financial Highlights tables on pages 13 and 14 for information on dividends, capital gains, and return of capital.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and exchange commission rules require that we provide this information.

                                                             Since Inception
                                            One    Five  -----------------------
                          Inception Date   Year   Years  Capital  Income   Total
--------------------------------------------------------------------------------
REIT Index Fund*
  Investor Shares              5/13/1996 15.56%   7.84%    6.14%   5.79%  11.93%
  Admiral Shares              11/12/2001 18.89**     --       --      --      --
--------------------------------------------------------------------------------
*For the REIT Index Fund Investor Shares, total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. The REIT Index Fund Admiral Shares return of 18.89% is reflective of this fee. **Return since inception.

FINANCIAL STATEMENTS
  JULY 31, 2002 (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                                SHARES      (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.0%)
--------------------------------------------------------------------------------
Equity Office Properties Trust REIT                         5,426,510    143,151
Equity Residential Properties Trust REIT                    3,574,734     95,624
Simon Property Group, Inc. REIT                             2,414,551     86,900
Vornado Realty Trust REIT                                   1,386,648     60,388
ProLogis Trust REIT                                         2,316,942     59,082
Archstone-Smith Trust REIT                                  2,291,330     58,200
Public Storage, Inc. REIT                                   1,515,097     57,195
Apartment Investment & Management Co.
  Class A REIT                                              1,190,836     53,540
Boston Properties, Inc. REIT                                1,236,767     46,131
Duke Realty Corp. REIT                                      1,748,373     45,021
Kimco Realty Corp. REIT                                     1,359,207     43,685
Avalonbay Communities, Inc. REIT                              903,581     40,616
General Growth Properties Inc. REIT                           809,278     39,234
Host Marriott Corp. REIT                                    3,446,357     38,772
Rouse Co. REIT                                              1,127,850     35,527
AMB Property Corp. REIT                                     1,096,892     32,413
Liberty Property Trust REIT                                   973,983     31,314
Health Care Properties Investors REIT                         692,750     30,349
Hospitality Properties Trust REIT                             814,155     27,372
Weingarten Realty Investors REIT                              675,957     25,078
New Plan Excel Realty Trust REIT                            1,233,870     24,147
Regency Centers Corp. REIT                                    756,818     23,840
Crescent Real Estate, Inc. REIT                             1,369,771     23,450
Mack-Cali Realty Corp. REIT                                   746,278     23,351
United Dominion Realty Trust REIT                           1,397,030     22,632
Trizec Properties, Inc. REIT                                1,595,500     22,257
Arden Realty Group, Inc. REIT                                 839,638     21,814
Camden Property Trust REIT                                    535,376     19,809
Developers Diversified Realty Corp. REIT                      839,856     19,317
BRE Properties Inc. Class A REIT                              597,844     19,131
CarrAmerica Realty Corp. REIT                                 689,770     18,969
Highwood Properties, Inc. REIT                                692,762     18,462
CenterPoint Properties Corp. REIT                             299,553     17,500
Healthcare Realty Trust Inc. REIT                             545,600     17,186
Chelsea Property Group REIT                                   492,884     16,669
First Industrial Realty Trust REIT                            512,722     16,587
Shurgard Storage Centers, Inc. Class A REIT                   465,064     16,277
Reckson Associates Realty Corp. REIT                          683,606     15,627
Cousins Properties, Inc. REIT                                 646,711     15,489

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                               SHARES      (000)
--------------------------------------------------------------------------------
Federal Realty Investment Trust REIT                          556,874     15,203
Pan Pacific Retail Properties, Inc. REIT                      433,612     14,981
Mills Corp. REIT                                              497,429     14,674
Realty Income Corp. REIT                                      433,784     14,662
Prentiss Properties Trust REIT                                500,368     14,200
Health Care REIT, Inc.                                        481,000     14,189
Post Properties, Inc. REIT                                    480,512     14,156
The Macerich Co. REIT                                         471,847     14,108
CBL & Associates Properties, Inc. REIT                        379,611     13,936
HRPT Properties Trust REIT                                  1,676,949     13,868
Washington REIT                                               507,627     13,300
SL Green Realty Corp. REIT                                    391,654     12,631
Essex Property Trust, Inc. REIT                               242,273     12,356
Home Properties of New York, Inc. REIT                        338,080     12,174
Chateau Communities, Inc. REIT                                380,175     10,778
Brandywine Realty Trust REIT                                  464,457     10,682
Nationwide Health Properties, Inc. REIT                       563,730     10,418
FelCor Lodging Trust, Inc. REIT                               690,619     10,394
Ventas, Inc. REIT                                             792,950     10,308
Colonial Properties Trust REIT                                285,925     10,279
PS Business Parks, Inc. REIT                                  281,225      9,899
Taubman Co. REIT                                              664,960      9,855
Manufactured Home Communities, Inc. REIT                      283,809      9,593
Alexandria Real Estate Equities, Inc. REIT                    219,315      9,463
Gables Residential Trust REIT                                 322,838      9,398
Senior Housing Properties Trust REIT                          743,500      9,286
Sun Communities, Inc. REIT                                    230,997      8,826
Kilroy Realty Corp. REIT                                      360,599      8,752
Commercial Net Lease Realty REIT                              530,617      8,591
Glimcher Realty Trust REIT                                    442,838      8,405
Capital Automotive REIT                                       358,060      8,078
MeriStar Hospitality Corp. REIT                               584,091      8,031
Summit Properties, Inc. REIT                                  355,059      7,616
Glenborough Realty Trust, Inc. REIT                           359,707      7,216
Cornerstone Realty Income Trust, Inc. REIT                    624,682      6,784
Mid-America Apartment Communities, Inc. REIT                  227,849      5,867
Equity One, Inc. REIT                                         438,347      5,760
Lexington Corporate Properties Trust REIT                     350,374      5,634
Bedford Property Investors, Inc. REIT                         217,356      5,540
IRT Property Co. REIT                                         442,813      5,464
JDN Realty Corp. REIT                                         453,246      5,462
Pennsylvania REIT                                             209,598      5,387
AMLI Residential Properties Trust REIT                        235,847      5,377
Sovran Self Storage, Inc. REIT                                163,033      5,356
Getty Realty Holding Corp. REIT                               279,100      5,331
EastGroup Properties, Inc. REIT                               209,280      5,286
Entertainment Properties Trust REIT                           222,725      5,145
Koger Equity, Inc. REIT                                       276,553      4,931
Town & Country Trust REIT                                     211,510      4,729
Saul Centers, Inc. REIT                                       193,136      4,568
RFS Hotel Investors, Inc. REIT                                370,630      4,566
Corporate Office Properties Trust, Inc. REIT                  304,044      4,257
Parkway Properties Inc. REIT                                  120,849      4,254
Universal Health Realty Income REIT                           150,253      4,147
Innkeepers USA Trust REIT                                     485,932      4,130
Kramont Realty Trust REIT                                     276,836      3,876
Crown American Realty Trust REIT                              416,290      3,830
Keystone Property Trust REIT                                  242,500      3,759
Equity Inns, Inc. REIT                                        525,908      3,708
Great Lakes, Inc. REIT                                        215,318      3,650
Mid Atlantic Realty Trust REIT                                226,876      3,625
U.S. Restaurant Properties, Inc. REIT                         254,108      3,557
LaSalle Hotel Properties REIT                                 243,190      3,441
Investors Real Estate Trust REIT                              359,206      3,319
Ramco-Gershenson Properties Trust REIT                        159,000      3,244
Tanger Factory Outlet Centers, Inc. REIT                      104,252      2,971
Reckson Associates Realty Corp. Class B REIT                  111,899      2,718
Mission West Properties Inc. REIT                             227,510      2,605
Urstadt Biddle Properties Class A REIT                        194,400      2,333
Winston Hotels, Inc. REIT                                     261,966      2,274
Associated Estates Realty Corp. REIT                          253,251      2,173
Boykin Lodging Co. REIT                                       225,265      1,953
Correctional Properties Trust REIT                             93,400      1,910
Sizeler Property Investors, Inc. REIT                         169,900      1,867

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX FUND                                                SHARES      (000)
--------------------------------------------------------------------------------
American Land Lease, Inc. REIT                                88,360      1,324
Prime Group Realty Trust REIT                                204,879      1,168
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Cost $1,794,335)                                                   1,969,692
--------------------------------------------------------------------------------
                                                                 FACE
                                                               AMOUNT
                                                                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 8/1/2002--Note F                                    $13,465     13,465
  1.84%, 8/1/2002                                             45,058     45,058
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $58,523)                                                         58,523
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $1,852,858)                                                   2,028,215
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     11,010
Liabilities--Note F                                                     (28,514)
                                                                     -----------
                                                                        (17,504)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,010,711
================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,904,497
Undistributed Net Investment Income                                       7,225
Accumulated Net Realized Losses                                         (76,368)
Unrealized Appreciation--Note E                                         175,357
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,010,711
================================================================================

Investor Shares--Net Assets
Applicable  to  136,462,600  outstanding  $.001 par value
  shares of  beneficial interest (unlimited authorization)           $1,738,303
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $12.74
================================================================================

Admiral Shares--Net Assets
Applicable  to  5,011,293  outstanding  $.001  par value
shares  of  beneficial interest (unlimited authorization)              $272,408
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $54.36
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 REIT INDEX FUND
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 49,930
  Interest                                                                  345
  Security Lending                                                           13
--------------------------------------------------------------------------------
    Total Income                                                         50,288
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Fees                                                 46
    Management and Administrative
      Investor Shares                                                     1,758
      Admiral Shares                                                        221
    Marketing and Distribution
      Investor Shares                                                       102
      Admiral Shares                                                         11
  Custodian Fees                                                             53
  Auditing Fees                                                               6
  Shareholders' Reports
    Investor Shares                                                          28
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        2,226
    Expenses Paid Indirectly--Note C                                         (1)
--------------------------------------------------------------------------------
    Net Expenses                                                          2,225
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    48,063
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (28,011)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                                82,481
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $102,533
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                               REIT INDEX FUND
                                                            --------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                   JULY 31, 2002   JAN. 31, 2002
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 48,063        $ 64,463
  Realized Net Gain (Loss)                              (28,011)         (4,335)
  Change in Unrealized Appreciation (Depreciation)       82,481          69,799
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                           102,533         129,927
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                     (34,490)        (62,068)
    Admiral Shares                                       (5,355)         (2,640)
  Realized Capital Gain
    Investor Shares                                           --              --
    Admiral Shares                                            --              --
  Return of Capital
    Investor Shares                                           --        (17,601)
    Admiral Shares                                            --           (751)
--------------------------------------------------------------------------------
    Total Distributions                                 (39,845)        (83,060)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                                       413,209         131,686
  Admiral Shares                                         99,161         165,383
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                  512,370         297,069
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             575,058         343,936
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 1,435,653       1,091,717
--------------------------------------------------------------------------------
  End of Period                                      $2,010,711      $1,435,653
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED            YEAR ENDED JANUARY 31,
THROUGHOUT EACH PERIOD                             JULY 31, 2002   ---------------------------------------------
                                                                     2002      2001       2000     1999     1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $12.10   $11.61    $ 9.91     $10.81   $13.98   $12.64
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .33     .631      .642       .660     .666     .590
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .59     .669     1.878      (.780)  (3.026)   1.520
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .92    1.300     2.520      (.120)  (2.360)   2.110
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.28)   (.631)    (.644)     (.670)   (.666)   (.590)
  Distributions from Realized Capital Gains                   --       --        --         --       --   (.086)
  Return of Capital                                           --   (.179)    (.176)     (.110)   (.144)   (.094)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.28)   (.810)    (.820)     (.780)   (.810)   (.770)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $12.74   $12.10    $11.61     $ 9.91   $10.81   $13.98
================================================================================================================

TOTAL RETURN*                                             7.54%   11.59%    26.13%     -1.04%  -17.31%   17.08%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $1,738   $1,270    $1,092       $888     $904   $1,317
  Ratio of Total Expenses to
    Average Net Assets                                   0.26%+    0.28%     0.33%      0.33%    0.26%    0.24%
  Ratio of Net Investment Income to
    Average Net Assets                                   5.39%+    5.35%     5.73%      5.98%    5.19%    4.66%
  Portfolio Turnover Rate                                  18%+      10%     21%**        12%      29%       2%
================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**The portfolio turnover rate excluding in-kind redemptions was 14%.
+Annualized.

REIT INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      SIX MONTHS        NOV. 12,
                                                           ENDED        2001* TO
                                                        JULY 31,        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $51.65          $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   1.441            .494
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        2.478           2.401
--------------------------------------------------------------------------------
    Total from Investment Operations                      3.919           2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (1.209)          (.970)
  Distributions from Realized Capital Gains                   --              --
  Return of Capital                                           --          (.275)
--------------------------------------------------------------------------------
    Total Distributions                                  (1.209)         (1.245)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $54.36          $51.65
================================================================================

TOTAL RETURN**                                          7.53%++           5.78%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $272            $166
  Ratio of Total Expenses to Average Net Assets          0.20%+          0.23%+
  Ratio of Net Investment Income to Average Net Assets   5.49%+          5.27%+
  Portfolio Turnover Rate                                  18%+             10%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.
++Total return was 0.01% less than the Investor Shares' total return for the six months ended July 31, 2002, as a result of rounding net asset values to the nearest cent. Over longer time periods, Admiral Shares provide higher returns than Investor Shares.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open- end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the fund had contributed capital of $388,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.39% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

D. During the six months ended July 31, 2002, the fund purchased $675,200,000 of investment securities and sold $160,725,000 of investment securities other than temporary cash investments.

     At January 31, 2002, the fund had available a capital loss carryforward of $48,357,000 to offset future net capital gains of $6,707,000 through January 31, 2007, $37,315,000 through January 31, 2008, and $4,335,000 through January 31,
2010.

E. At July 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $175,357,000, consisting of unrealized gains of $227,445,000 on securities that had risen in value since their purchase and $52,088,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at July 31, 2002, was $12,738,000, for which the fund held cash collateral of $13,465,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED
                                             JULY 31, 2002      JANUARY 31, 2002
                                           ----------------     ----------------
                                          AMOUNT    SHARES     AMOUNT     SHARES
                                           (000)     (000)      (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                               $594,888    46,110   $412,985     34,364
  Issued in Lieu of Cash Distributions   30,186     2,292     67,098      5,714
  Redeemed*                            (211,865)  (16,862)  (348,397)   (29,184)
    Net Increase (Decrease)--
      Investor Shares                   413,209    31,540    131,686     10,894
Admiral Shares
  Issued                                125,341     2,287    164,497      3,190
  Issued in Lieu of Cash Distributions    3,959        70      2,437         47
  Redeemed*                             (30,139)     (552)    (1,551)       (30)
    Net Increase (Decrease)--
      Admiral Shares                     99,161     1,805    165,383      3,207
--------------------------------------------------------------------------------
*Net of redemption fees of $664,000 and $288,000, respectively (fund totals).

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1232 092002

VANGUARD(R)UTILITIES INCOME FUND

SEMIANNUAL REPORT * JULY 31, 2002

STOCK

(PICTURE OF A SHIP)
THE VANGUARD GROUP (R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              7
Glossary of Investment Terms                              8
Performance Summary                                       9
Financial Statements                                     10
--------------------------------------------------------------------------------

SUMMARY

*Vanguard Utilities Income Fund returned -14.5% during the first half of its 2003 fiscal year, a disappointing result but not quite as bad as those of its comparative measures and the broad stock market.

*The fund's holdings in electric companies and gas distributors helped cushion it from sharp declines in telecommunications and energy-trading companies.

*The board of trustees is asking shareholders to approve significant changes to the fund's investment objective and strategies.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) UTILITIES INCOME FUND returned -14.5% during the six months ended July 31, 2002, a difficult period for the broad U.S. stock market and a particularly tough stretch for certain utility companies.

     The table below presents the total returns--capital change plus reinvested distributions--for your fund and its benchmarks. Per-share performance figures are shown on page 3.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JULY 31, 2002
--------------------------------------------------------------------------------
VANGUARD UTILITIES INCOME FUND                                            -14.5%
Average Utility Fund*                                                     -19.7
Utilities Composite Index**                                               -25.0
Wilshire 5000 Index                                                       -17.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 75% Standard & Poor's Utilities Index and 25% S&P Integrated Telecommunication Services Index.

     As described later in this report, the fund's board of trustees is recommending several significant changes to the fund's objective and strategies. Specifically, the board is asking shareholders to approve a plan that would broaden the fund's focus beyond utility stocks while maintaining its emphasis on companies that pay dividends. If these changes are approved on December 3, the fund will be renamed Vanguard(R) Dividend Growth Fund. See page 4 for more details about the proposal.

STOCK PRICES ERODED AS NEGATIVE NEWS MOUNTED

The U.S. stock market was extremely volatile during the six months ended July 31, dropping to levels not seen in five years before surging at the end of the period. The late rally, however, was not enough. The broad market, as measured by the Wilshire 5000 Total Market Index, posted a sharp decline of -17.9% for the half-year.

     The market's slump seemed to take on a life of its own as investors ignored reports of a recovery in the economy and of improved corporate earnings to focus on the drumbeat of negative news, including ongoing revelations of accounting problems and corporate misconduct, continued strife in the Middle East, warnings of potential terrorist attacks, and talk of war with Iraq.

     No market segment escaped the downdraft. Even small-capitalization value stocks, which had previously flourished while the broader market declined from its March 2000 peak, posted a negative return for the six months. Across all market caps, growth stocks (those with high prices relative to their earnings or book values) continued to fare worse than value issues. Mid-cap value stocks, as measured by the Russell Midcap Value Index, recorded the best result among domestic equities, returning -8.1%. As a group, developed markets overseas fared better than the

U.S. market, but they also failed to record a positive total return in the period.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2002
                                                 -------------------------------
                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -18.2%       -22.9%        0.7%
Russell 2000 Index (Small-caps)                  -18.2        -18.0         0.2
Wilshire 5000 Index (Entire market)              -17.9        -22.1         0.3
MSCI EAFE Index (International)                   -6.4        -16.9        -3.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.2%         7.5%        7.3%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                4.8          7.2         6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         0.9          2.3         4.6
================================================================================
CPI
Consumer Price Index                               1.7%         1.5%        2.3%
--------------------------------------------------------------------------------
*Annualized.

THE ECONOMY GREW IN FITS AND STARTS

The nation's real (inflation-adjusted) gross domestic product grew at an annual rate of 1.1% in the second quarter of 2002, according to an early estimate. This was a sharp slowdown from the first quarter's robust growth rate of 5.0%, although more than half of that quarter's growth was due to the slower depletion of inventories. (The 5.0% figure was revised from an earlier estimate of 6.1%. More surprising, however, was the Commerce Department's downward revision of GDP growth in 2001. With the first three quarters of 2001 now showing negative growth, it has become plain that last year's recession was longer and deeper than originally thought.)

     With inflation of little concern and the economy sluggish, the Federal Reserve Board kept the target for the federal funds rate--the interest rate for overnight loans between banks--at its four-decade low of 1.75%.

INVESTORS FLED TO THE QUALITY OF BONDS

The overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a solid six-month return of 4.2%. But there was a distinct flight to quality in the period, with government and agency bonds posting the best returns as demand pushed their prices higher. A high default rate among corporate debt issues, notably those of several now-bankrupt telecommunications companies, caused investors to shun high-risk debt. The Lehman High Yield Index returned -9.6% for the six months as price declines more than offset higher yields.

     Prices of U.S. Treasury securities rose and yields fell. The 10-year note's yield fell 57 basis points (0.57 percentage point) during the six months to 4.46%. The decline was more dramatic for the 3-year Treasury Note, whose yield fell 112 basis points to 3.01%. The yield of the 3-month Treasury bill, which lags a bit behind the Fed's interest rate moves, fell 6 basis points to 1.69%.

YOUR FUND'S DEFENSIVE STANCE HELPED ITS RELATIVE PERFORMANCE

Vanguard Utilities Income Fund's half-year total return of -14.5% was disappointing in absolute terms but was quite good when compared with the results of its average peer, utility stocks in general, and the broad stock market.

     The decline in utility stocks was widespread, but it was steepest among telecommunications and energy-trading companies. Our holdings in these areas did not fare well, but because we had a relatively small exposure to both sectors and avoided several of the biggest blowups, we escaped some of the damage suffered by our benchmark index and average competitor. What helped us most, however, were the fund's relatively large stakes in high-yielding gas and electric utilities. Several of these companies recorded positive returns during the six months, a period when investors were drawn to stocks of stable businesses that pay attractive dividends.

     See the Report from the Adviser on page 5 for more details.

A GOOD PLAN IS TIMELESS

The past six months have been one of the toughest stretches in the stock market's long downturn. Our advice in bear markets is the same as it is in bull markets, not because these two beasts are the same, but because a sound investment strategy works in all environments: Make sure that you've developed an investment plan that includes broadly diversified stock and bond funds and cash reserves in proportions suited to your goals, time horizon, and financial circumstances.

     We thank you for your continued confidence in Vanguard.


Sincerely,


/S/ John J. Brennan
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 15, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2002-JULY 31, 2002

                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                              ------------------
                                       STARTING       ENDING     INCOME  CAPITAL
                                    SHARE PRICE  SHARE PRICE  DIVIDENDS    GAINS
--------------------------------------------------------------------------------
Vanguard Utilities Income Fund           $11.47        $9.64      $0.20    $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard Utilities Income Fund is asking the fund's shareholders to approve significant changes to the fund's objective and its investment strategy. If these changes are approved, the fund will expand its focus beyond utility stocks while continuing to emphasize companies that pay attractive dividends. A vote on the changes will be held at a special meeting of shareholders on December 3, 2002.

     As part of the proposals, the fund would no longer invest at least 80% of its assets in common stocks of utility companies. Instead, it would invest in a wide range of companies from various industries. The fund, renamed Vanguard(R) Dividend Growth Fund, would not be permitted to invest more than 25% of its assets in any single industry. Shareholders are also being asked to approve a new investment objective for the fund: to provide above-average income and, secondarily, to provide long-term growth of capital and income.

     The board's proposals are a result of dramatic changes in the nature of utility stocks that have occurred over the past two decades. For many years, utility stocks were considered relatively conservative investments, largely because tight government regulation resulted in consistent and modestly increasing earnings and the capacity to pay stable or increasing dividends. Over the past several years, however, deregulation of various utility sectors--including electricity producers and distributors, gas transmission companies, and telephone companies--has led to far less stability in earnings and to an overall decline in dividend payments.

     Investors who owned shares of the fund on September 6, 2002, are entitled to vote on the proposals. If you have not received a proxy statement in the mail, you can obtain a copy online at our website, VANGUARD.COM(R), or by calling 1-800-992-0833.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Utilities Income Fund returned -14.5% for the six months ended July 31, 2002, outperforming the -19.7% return of the average utility fund and the -25.0% return of its composite benchmark. The fund's overweight position in domestic electric and gas distribution utilities was the primary reason for its significant outperformance of the index composite.

THE INVESTMENT ENVIRONMENT

The downward pressure on energy-trading and -generation companies continued during the six months. The decline stemmed from depressed pricing and the investigations into potential market manipulation of power and gas prices during the energy crisis of 2001. The negative flow of news--combined with increasing pressure from credit agencies aimed at forcing companies to strengthen their balance sheets--made for a tough environment for utility equities. Weak economic demand has not helped either, and the majority of utility companies have cut earnings projections for both 2002 and 2003. Liquidity and volatility in the energy-trading market have dropped dramatically, and the future of industry deregulation is being threatened by Congress.

     Telecommunications companies also had to revise their earnings downward in the period as demand remained weak and the bankruptcies of WorldCom and Global Crossing led to more accounting investigations and management-fraud issues. Wireless competition and the weak economy took their toll on the large Bell companies as well.

MAJOR SHORTFALLS

Our stakes in several  overleveraged  gas utility  companies  (CMS Energy and El
Paso) that are being investigated for "wash trades"--buying and selling the same amount of a commodity at the same price simultaneously to artificially boost trading revenue--and other potential price-manipulation strategies had a negative impact on the portfolio during the six months. Other underperformers were smaller companies that had poor international investments (Alliant Energy), firms that restructured their deregulated businesses (DQE), and companies that received negative regulatory decisions (Sierra Pacific Resources). The overall decline in telecom equities also pulled down large positions in BellSouth and Vodafone Group.

MAJOR SUCCESSES

Large positions in integrated electric and gas utilities with current yields of 4% to 6% were by far the biggest positive factor in our relative performance. The share prices of FPL Group, Progress Energy, KeySpan, Cinergy, and Dominion Resources rose during the half-year. Pure distribution utilities with conservative strategies (Southern, Energy East, and CH Energy Group) also had positive returns and benefited our relative performance. Finally, our avoidance of aggressive companies that emphasized leveraged growth was a big positive in performance relative to the composite benchmark and to the average utility fund.

THE FUND'S POSITIONING

High volatility and the weak performance of trading and generation companies had a negative effect on utility concerns during the half-year. In addition, increased regulatory scrutiny has placed an even greater premium on balance-sheet strength and management integrity. We continue to focus our large positions on companies with more stable utility-distribution franchises, safe current dividends, and prospects for modest annual earnings and dividend growth.

     Our telecommunications investments remain concentrated in the Bell companies, but our asset allocation to the sector was at an all-time low of 13% at the end of the period. Ongoing reductions in capital spending, long-distance price wars, and accelerating competition from wireless companies are factors that make us cautious until the economy shows more visible signs of recovery.

MARK J. BECKWITH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 13, 2002

FUND PROFILE                                                 AS OF JULY 31, 2002
        FOR UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 8.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                                        WILSHIRE
                                                               FUND         5000
--------------------------------------------------------------------------------
Number of Stocks                                                 51        5,808
Median Market Cap                                             $7.1B       $27.0B
Price/Earnings Ratio                                          15.1x        24.6x
Price/Book Ratio                                               1.5x         2.7x
Yield                                                          4.3%         1.6%
Return on Equity                                              13.7%        21.6%
Earnings Growth Rate                                           3.5%         9.8%
Foreign Holdings                                               9.7%         0.3%
Turnover Rate                                                  24%*           --
Expense Ratio                                                0.34%*           --
Cash Investments                                               5.0%           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

FPL Group, Inc.                                                             5.2%
Exelon Corp.                                                                4.9
Progress Energy, Inc.                                                       4.9
KeySpan Corp.                                                               4.9
Dominion Resources, Inc.                                                    4.1
Pinnacle West Capital Corp.                                                 4.1
DTE Energy Co.                                                              3.9
Cinergy Corp.                                                               3.8
BellSouth Corp.                                                             3.8
FirstEnergy Corp.                                                           3.4
--------------------------------------------------------------------------------
Top Ten                                                                    43.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Medium
Style           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                        WILSHIRE
                                                               FUND         5000
--------------------------------------------------------------------------------
R-Squared                                                      0.12         1.00
Beta                                                           0.27         1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

Electrical                                                                 69.8%
Energy                                                                      1.6
Gas Distribution                                                            9.6
Telecommunications                                                         13.0
Water                                                                       2.5
Other                                                                       3.5
--------------------------------------------------------------------------------

*Annualized.

                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                          AS OF JULY 31, 2002
        FOR UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MAY 15, 1992-JULY 31, 2002

FISCAL YEAR    UTILITIES INCOME FUND    UTILITIES COMPOSITE INDEX**
       1993                     14.5                           12.2
       1994                     13.1                           12.9
       1995                     -4.5                             -2
       1996                     29.5                           30.2
       1997                      5.5                            4.5
       1998                     23.2                           26.4
       1999                     19.9                           23.8
       2000                      2.8                            3.3
       2001                      7.1                           23.6
       2002                    -17.2                          -26.3
     2003**                    -14.5                            -25
--------------------------------------------------------------------------------

*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index thereafter.
**Six months ended July 31, 2002.
Note: See Financial Highlights table on page 14 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                              ONE     FIVE       TEN YEARS
                           INCEPTION DATE    YEAR    YEARS  CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Utilities Income Fund           5/15/1992 -16.63%    4.65%    3.77%  4.40% 8.17%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
        JULY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
UTILITIES INCOME FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.0%)
--------------------------------------------------------------------------------
ELECTRICAL (66.2%)
  FPL Group, Inc.                                       525,000           29,741
  Exelon Corp.                                          575,000           28,204
  Progress Energy, Inc.                                 602,900           28,186
  Dominion Resources, Inc.                              400,000           23,776
  Pinnacle West Capital Corp.                           694,300           23,606
  DTE Energy Co.                                        546,211           22,373
  Cinergy Corp.                                         650,000           22,035
  FirstEnergy Corp.                                     625,000           19,219
  Public Service Enterprise Group, Inc.                 500,000           17,275
  Northeast Utilities                                 1,000,000           16,650
  DPL Inc.                                              891,693           16,585
  TXU Corp.                                             375,000           16,174
  Energy East Corp.                                     600,000           12,498
  CH Energy Group, Inc.                                 216,300           10,708
  Southern Co.                                          350,000           10,073
  Endesa SA ADR                                         899,800           10,033
  Duke Energy Corp.                                     355,161            9,053
  Constellation Energy Group, Inc.                      300,000            8,361
  Black Hills Corp.                                     253,000            6,444
  NiSource, Inc.                                        281,562            5,575
  Allete, Inc.                                          230,000            5,407
  E.On AG                                               100,000            4,897
  E.On AG ADR                                           100,000            4,875
  American Electric Power Co., Inc.                     146,500            4,821
  Alliant Energy Corp.                                  250,000            4,782
  CMS Energy Corp.                                      500,000            4,060
  PNM Resources Inc.                                    200,000            3,990
  DQE Inc.                                              256,830            3,493
  Xcel Energy, Inc.                                     400,000            2,784
  Sierra Pacific Resources                              425,000            2,661
* International Power PLC ADR                            60,000            1,122
* NiSource Inc. SAILS                                   145,007              289
                                                                      ----------
                                                                         379,750
                                                                      ----------
ENERGY (1.5%)
El Paso Corp.                                           603,650            8,723
                                                                      ----------

GAS DISTRIBUTION (9.1%)
KeySpan Corp.                                           800,000           27,920
National Fuel Gas Co.                                   600,000           11,598
ONEOK, Inc.                                             290,800            5,380
Sempra Energy                                           224,071            4,750
Peoples Energy Corp.                                     75,000            2,633
                                                                      ----------
                                                                          52,281
                                                                      ----------

TELECOMMUNICATIONS (12.4%)
  BellSouth Corp.                                       805,200           21,620
  Verizon Communications                                541,000           17,852
  ALLTEL Corp.                                          205,000            8,307
  SBC Communications Inc.                               267,200            7,391
  Vodafone Group PLC ADR                                475,000            7,206
  Telecom Corp. of New Zealand Ltd. ADR                 250,800            4,462
* TCD A/S ADR                                           275,000            3,432
  TELUS Corp.                                           100,912              529
  TELUS Corp. (Non-voting)                               33,637              161
                                                                      ----------
                                                                          70,960
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
WATER (2.4%)
* Suez SA                                               625,000           13,603
                                                                      ----------

OTHER (3.4%)
  Vectren Corp.                                         308,600            7,314
  MDU Resources Group, Inc.                             300,000            6,768
* National Grid Group PLC                               750,000            5,176
                                                                      ----------
                                                                          19,258
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $598,560)                                                        544,575
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 8/1/2002--Note G                                   171              171
  1.84%, 8/1/2002                                        27,563           27,563
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $27,734)                                                          27,734
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $626,294)                                                        572,309
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       2,955
Liabilities--Note G                                                      (1,682)
                                                                      ----------
                                                                           1,273
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 59,470,357 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                               $573,582
================================================================================

NET ASSET VALUE PER SHARE                                                  $9.64
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
SAILS--Stock Appreciated Income Linked Securities.

--------------------------------------------------------------------------------

                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT JULY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $738,337           $12.41
Undistributed Net
  Investment Income                                       1,701              .03
Accumulated Net Realized Losses                       (112,471)           (1.89)
Unrealized Depreciation--Note F                        (53,985)            (.91)
--------------------------------------------------------------------------------
NET ASSETS                                             $573,582            $9.64
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           UTILITIES INCOME FUND
                                                  SIX MONTHS ENDED JULY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 12,969
  Interest                                                                   186
  Security Lending                                                            56
--------------------------------------------------------------------------------
    Total Income                                                          13,211
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           192
  The Vanguard Group--Note C
    Management and Administrative                                            745
    Marketing and Distribution                                                44
  Custodian Fees                                                               4
  Auditing Fees                                                                6
  Shareholders' Reports                                                       25
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                         1,017
    Expenses Paid Indirectly--Note D                                         (2)
--------------------------------------------------------------------------------
    Net Expenses                                                           1,015
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     12,196
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (18,716)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (90,969)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(97,489)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      UTILITIES INCOME FUND
                                              ----------------------------------
                                               SIX MONTHS                   YEAR
                                                    ENDED                  ENDED
                                            JULY 31, 2002          JAN. 31, 2002
                                                    (000)                  (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 12,196               $ 22,506
  Realized Net Gain (Loss)                       (18,716)               (93,439)
  Change in Unrealized Appreciation
   (Depreciation)                                (90,969)               (76,524)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                  (97,489)              (147,457)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (11,899)               (22,165)
  Realized Capital Gain                                --               (24,496)
--------------------------------------------------------------------------------
    Total Distributions                          (11,899)               (46,661)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                           63,601                100,154
  Issued in Lieu of Cash Distributions              9,696                 39,598
  Redeemed                                       (71,723)              (152,083)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                            1,574               (12,331)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     (107,814)              (206,449)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             681,396                887,845
--------------------------------------------------------------------------------
  End of Period                                  $573,582               $681,396
================================================================================

1Shares Issued (Redeemed)
  Issued                                            5,730                  7,738
  Issued in Lieu of Cash Distributions                849                  3,080
  Redeemed                                        (6,537)               (11,737)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      42                  (919)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

UTILITIES INCOME FUND
-------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED                  YEAR ENDED JANUARY 31,
THROUGHOUT EACH PERIOD                      JULY 31, 2002   -------------------------------------------
                                                             2002      2001      2000     1999     1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.47  $14.71    14.93     $16.27   $14.97   $12.93
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .21     .37       .42       .49      .55      .58
  Net Realized and Unrealized Gain
    (Loss) on Investments                          (1.84)  (2.83)       .62     (.12)     2.35     2.32
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations               (1.63)  (2.46)      1.04       .37     2.90     2.90
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.20)   (.37)     (.53)     (.51)    (.59)    (.60)
  Distributions from Realized Capital Gains            --   (.41)     (.73)    (1.20)   (1.01)    (.26)
-------------------------------------------------------------------------------------------------------
    Total Distributions                             (.20)   (.78)    (1.26)    (1.71)   (1.60)    (.86)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.64  $11.47    $14.71    $14.93   $16.27   $14.97
=======================================================================================================

TOTAL RETURN                                      -14.48% -17.21%     7.08%     2.79%   19.92%   23.17%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $574    $681      $888      $854     $952     $699
  Ratio of Total Expenses to Average Net Assets    0.34%*   0.37%     0.37%     0.40%    0.38%    0.44%
  Ratio of Net Investment Income to
    Average Net Assets                             3.66%*   2.85%     2.76%     3.13%    3.51%    4.30%
  Portfolio Turnover Rate                            24%*     27%       48%       47%      55%      41%
=======================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Utilities Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2002, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2002, the fund had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.12% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $1,000 and $1,000, respectively.

E. During the six months ended July 31, 2002, the fund purchased $88,945,000 of investment securities and sold $78,217,000 of investment securities other than temporary cash investments.

     At January 31, 2002, the fund had available realized losses of $93,440,000 to offset future net capital gains of $70,259,000 through January 31, 2010, and $23,181,000 through January 31, 2011.


F. At July 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $53,985,000, consisting of unrealized gains of $55,890,000 on securities that had risen in value since their purchase and $109,875,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at July 31, 2002, was $168,000, for which the fund held cash collateral of $171,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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POST OFFICE BOX 2600
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Vanguard, The Vanguard Group, Vanguard.com,  and the ship logo are trademarks of
The Vanguard Group, Inc.

Standard & Poor's(R), S&P(R), and the names of S&P indexes are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q572 092002